                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21407
                                              -----------------------

                  Nuveen Diversified Dividend and Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
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                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                                   Annual Report
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN DIVERSIFIED
                                                     DIVIDEND AND
                                                     INCOME FUND
                                                     JDD

      High Current Income and Total Return from a
Portfolio of Dividend-Paying Common Stocks, REIT Stocks,
        Emerging Markets Debt, and Senior Loans

                                                         NUVEEN INVESTMENTS LOGO
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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY SCHWERTFEGER PHOTO)        Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JDD

JDD has been managed since its inception in 2003 by teams at four separate sub-advisers.

--------------------------------------------------------------------------------
  Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.
--------------------------------------------------------------------------------


NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, invests its portion of the Fund's assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The real estate portion of the Fund's investment portfolio is managed by a team at Security Capital Research & Management Incorporated (Security Capital), a wholly-owned subsidiary of J.P. Morgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 22 years experience in managing real estate investments, lead their team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

Wellington Management Company, LLP (Wellington) invests its portion of the Fund's assets in emerging markets debt. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Here representatives from NWQ, Security Capital, Symphony, and Wellington talk about the markets, their management strategies and the performance of the Fund for the twelve-month period ending December 31, 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MARKET DURING THE ANNUAL REPORTING PERIOD ENDED DECEMBER 31, 2007?

During the first part of the period, equities generally performed well as favorable corporate earnings and export-driven economic growth were sufficient to offset some growing anxiety over the deteriorating housing and mortgage markets. The second half of the period was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the impact began to spread beyond mortgage lenders to international and domestic money center banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate by a half a percentage point in September, by another quarter of a percentage point in October and yet another quarter point in December. (On

January 22 and 29, 2008, after the close of this reporting period, the Federal Reserve cut the fed funds rate by a combined 1.25%, bringing the rate to 3.00%.)

The U.S. equity markets suffered through significant turbulence during the year, as concerns about the credit markets, a slowing economy and rising commodity prices (particularly oil) weighed on investor sentiment. Additionally, recent inflation reports have not been favorable, further raising investor concerns about the equity market's prospects. Nevertheless, several leading market indicators did finish 2007 with positive returns, including the S&P 500 Index with 5.49% and the Russell 3000 Index with 5.14%.

Amidst otherwise healthy operating conditions for commercial real estate, Real Estate Investment Trust (REIT) common and preferred stock prices declined significantly, and especially in the fourth quarter, as investors sold to escape turbulence in the real estate lending markets and questioned the potential for a broader impact on market liquidity and asset pricing. For the year, the Dow Jones Wilshire Real Estate Securities Index lost 17.66%. Looking at specific sectors, health care, industrial and mall companies were performance leaders, while the relative underperformers in 2007 were self-storage, multi-family and lodging companies.

In the senior loan market, the first six months of the period were best characterized by the record level of new loan issuance from merger and acquisition and leveraged buyout activity, as well as a strong demand for new loans fueled substantially by structured credit products, such as Collateralized Loan Obligations (CLOs) and Collateralized Debt Obligations (CDOs). However, the last six months were sharply different. As investors became concerned by negative headlines in the asset-backed and mortgage-backed securities markets, CLOs (which are believed to have been responsible for purchasing up to 60% of loan issuance) were forced to the sidelines. This left a large overhang of new loans in the Wall Street pipeline with few buyers. The CSFB Leveraged Loan Index finished 2007 with a total return of 1.87% for the year. Putting continued pressure on prices were institutional investors who were selling loans during this volatile period. Adding to this pressure was the growing perception that sustained weakness in the housing space and instability in the financial markets might negatively impact the U.S. economy, particularly in consumer-sensitive sectors such as homebuilders and retailers.

Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global Diversified Equal Weighted Index, rose by 5.32% in 2007 despite sub-prime mortgage concerns and the ensuing credit global credit crunch. The positive absolute performance in emerging markets was due primarily to falling U.S. Treasury yields. The yield spread between the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBIGD) Index and U.S. Treasury securities widened by 83 basis points during 2007, ending the year at 264 basis points. Continued improvements in credit fundamentals of many emerging markets and a favorable supply/demand outlook gave support to the sector and prevented emerging markets from spread widening further.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND?

For the equity portion of the Fund's portfolio, NWQ continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies that possess favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. NWQ also focused on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During the course of the year, NWQ increased the portfolio's health care exposure with new stakes in European pharmaceutical firms GlaxoSmithKline PLC and Sanofi-Aventis because of our analysis of each company's growth potential and valuation. Other new holdings included Gannet Company Inc, Genworth Financial Inc., and The Travelers Companies, Inc. We lowered our commodity exposure by selling Alumina Ltd, POSCO, and Rio Tinto PLC, and we eliminated American Home Mortgage Investment Corp., AON Corp., and Vodafone Group PLC from the portfolio. Additionally, we added to and trimmed several other positions, particularly in the financial and telecommunication sectors.

For the REIT sleeve, Security Capital sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owned, its management, and the relative price of the security, with a focus on securities that we believed would be best positioned to generate sustainable income and potential price appreciation over the long run. Across all real estate sectors, we favored companies with properties located in "high barrier to entry" markets, where constraints limiting new construction present the potential for existing properties to provide superior value enhancement and a real inflation hedge over the long term.

In the senior loan sleeve of the Fund, Symphony continued to manage the portfolio using fundamental analysis to select senior loans that we believed offered strong asset coverage and attractive risk-adjusted return potential. During this period, we avoided the senior loans of most automotive part suppliers as well as smaller homebuilders and land developers, even though many loans in these sectors traded at discounts throughout the year. We also avoided many loans to smaller companies that were done to finance leveraged buyouts. We didn't believe that there was sufficient incremental yields in many small company loans to compensate for potential illiquidity and volatility if earnings of the companies issuing them should become challenged.

Throughout the year, we focused on adding quality new-issue senior loans to the portfolios, which were often priced at a discount to par and were structured with strong covenant protection. We also continued to avoid the vast majority of second lien loans. Similar to small company loans, we didn't believe that second lien loans offered sufficient additional yield to compensate investors for potentially increased volatility and lower recovery rates.

For the emerging markets debt portion of the Fund, Wellington continued to look for opportunities to capture mispricings resulting from the recent market turmoil and remained selective in our approach to emerging markets corporate bonds and local debt markets.

In Latin America, we were relatively overweighted in Brazil, where the local markets remained attractive, and in Peru, which was hurt by the global funding squeeze but had strong fundamentals and an inclination to buy back debt. We also remained relatively overweighted in Argentina through exposure to the short-end of the yield curve. Counterbalancing this, we were relatively underweighted in countries such as the Dominican Republic and El Salvador which are both heavily dependent on a strong U.S. economy for their financial health.

In Europe and Asia, we were relatively underweighted when compared with our comparative benchmark. We looked to avoid countries with weak bank sectors and poor balance-of-payments positions, such as Poland and Bulgaria. Russia, our biggest relative overweight in the region, continued to benefit from high and rising oil prices and strong macroeconomic management. In Asia, we maintained our exposure to Indonesia's local markets where inflation trends have been positive and the central bank, we believe, is likely to lower interest rates.

HOW DID THE FUND PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of JDD, as well as a comparative benchmark, is presented in the accompanying table.

Total Returns on Net Asset Value(1)
For the twelve month period ended 12/31/07

JDD                                                            -9.00%
Comparative Benchmark(2)                                       -2.01%


--------------------------------------------------------------------------------
  Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.
 Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.
--------------------------------------------------------------------------------


For the twelve months ended December 31, 2007, the total return on net asset value for the Fund underperformed an unleveraged, unmanaged comparative benchmark. The benchmark return shows that 2007 presented a very challenging and unforgiving market environment. The Fund's relative underperformance was due in part to its use of financial leverage. Over the past year, leverage tended to exacerbate the price declines suffered by the Fund's holdings. However, leverage is a strategy that has contributed to enhanced distributions and total return in the past, and we believe it retains the potential to continue to do so in the future.

--------------------------------------------------------------------------------
  1 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. Common shareholders on record date are entitled to take an offsetting tax credit for their pro-rata share of the taxes paid by the Fund. The total return shown does not include the economic benefit to Common shareholders of record of this tax credit/refund. The
      Fund's corresponding total return on NAV for the twelve-month period ended
                      December 31, 2007 when this benefit is included is -7.60%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2 Comparative benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value
        Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe,
   Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones
                     Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the J.P. Morgan EMBI Global Diversified Index, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated
  BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.
--------------------------------------------------------------------------------


Looking at the Fund's holdings, the equity portion of the portfolio held several positions that performed very well for the year, particularly in the energy, defense, and telecommunications sectors. Our energy investments Chevron Corp., ConocoPhillips, Eni S.p.A, and Total S.A. rose as rising crude prices, along with increasing worldwide demand, continued to support strong fundamentals and higher valuations. Defense stocks Lockheed Martin Corp. and Raytheon Co. performed well, since military contractors often are insulated from the more economically sensitive factors affecting the equity and debt markets. In the telecommunications sector, our positions in AT&T Inc. and Verizon Communications did well as both companies saw strong momentum in their wireless and enterprise businesses. In addition, tobacco manufacturer Carolina Group continued its strong performance in 2007.

While we entered 2007 with no direct investments in homebuilders or sub-prime mortgage lenders, we did maintain investments in a select number of mortgage-related companies which we believed could navigate the housing down cycle and improve their franchise value as the market inevitably consolidated. These companies performed reasonably well for the first half of the year, even as the sub-prime mortgage market began experiencing difficulties. However, when the credit problems evolved into a liquidity crisis in late July, our mortgage finance investments began to decline significantly as even industry leading firms started trading below book value. The need to preserve or raise additional capital has forced firms to reduce their dividend payouts, monetize assets, and/or seek significant cash infusions from investors. Although we continued to see attractive opportunities in the financial sector, our exposure to this sector at the end of the reporting period was below the benchmark weighting due to our concern that the mortgage/housing weakness may spread to other areas within these financial institutions' businesses.

Looking beyond the financial sector, our investment in Motorola Inc. declined as the company continued to encounter weakness in its high-end 3G phones, as well as aggressive price competition in emerging markets. Meanwhile, poor ratings and a soft local advertising environment contributed to weakness in the shares of CBS Corp., while shares of postal meter manufacturer Pitney Bowes Inc. declined on a lowered earnings outlook.

For the REIT sleeve, the portfolio's ownership of securities of companies that were taken private in the first half of 2007 (Equity Office Properties, Archstone Smith Trust and Republic Property Trust) was a positive contributor to the Fund's performance due to the premiums paid versus trading values. Another area of positive performance for the Fund was its significant overweight in health care oriented companies, which performed well due to the defensive nature of their long-term leases and continued demand.

However, 2007 proved to be a difficult year for REITs generally as many real estate-related investments suffered as a result of sub-prime mortgage market concerns. Additionally, the performance of the Fund's REIT investments were hampered as we reinvested proceeds from high quality regional mall and office holdings that were taken private during the year. The initial returns of these new positions constrained returns in 2007, but we believe they have the potential to significantly enhance the return potential of the Fund over a complete investment cycle.

The senior loan portion of the Fund's portfolio saw certain names contributing to the upside of the Fund's performance for the first half of the reporting period. The second half, however, was characterized by broad declines across the asset class, as bank loans sold off significantly during the final months. The Fund benefited in the first half from the strong performance of its holdings in Federal Mogul, a global supplier of automotive parts. The Federal Mogul term loan traded up due to continued expectation that the company would emerge out of bankruptcy soon due to its steady operations and improving financial results. The Fund also benefited from positions in Aladdin Gaming, a resort and gaming company, which were paid off during the period.

The overall performance of the senior loan portion of the Fund cannot be attributed to a few isolated positions, but rather to the broader portfolio in general. As a result of the widespread sell-off in loans in the later half of 2007, the Fund experienced downside price pressure across its loan portfolio. There were no individual company-specific events that negatively impacted performance. This was characteristic of the loan market in general, which has been influenced heavily by technical trends in recent months. Default rates and fundamental factors remained relatively strong throughout 2007 when compared to historical levels.

The Fund's emerging markets debt holdings benefited from local market exposure in Brazil and Turkey and some specific security selection in Venezuela. Yield curve positioning in Argentina also benefited the portfolio. Ecuador was a strong performer during the year as the new finance minister hinted that debt repayment would take place as scheduled. The political situation in Turkey, another strong performer, improved as the incumbent AK party prevailed in the July parliamentary elections. However, country allocation in general detracted from relative performance for the year. Among individual markets, Venezuela was the weakest performer. While some individual securities did well, the country's steps to nationalize a number of important industries clouded the economy's long-term outlook. Despite robust growth, Argentina also was also a weak performer as inflationary concerns and deteriorating technical conditions put the country's longer-dated debt under pressure.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

During February 2008, after the close of this reporting period, regularly scheduled auctions for the FundPreferred(R) shares issued by the Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. It is important to note this decline in liquidity did not lower the credit quality of these shares, and that FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock. At the time this report was prepared, the Fund's managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered. The Fund's managers are working diligently to develop mechanisms designed to improve the liquidity of the FundPreferred shares, but at present there is no assurance that these efforts will succeed.

These developments do not affect the management or investment policies of the Fund. However, one implication of these auction failures for common shareholders is that the Fund's cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Fund's future common share earnings may be marginally lower than they otherwise might have been.

Common Share
Distribution and Price
                                                                     INFORMATION

On March 1, 2007, Nuveen Investments announced that the Fund would move from a monthly to a quarterly common share distribution schedule. The last monthly distribution was paid on April 2, 2007, and first quarterly distribution was paid on July 2, 2007.

The Funds employ financial leverage through the issuance of FundPreferred shares, as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but -- as noted earlier -- also increases the variability of common shareholders' net asset value per share in response to changing market conditions. Financial leverage contributed positively to the Fund's common share net earnings over the reporting period, but detracted from the Fund's overall common share total return.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

- The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

- A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund's common share distributions and total return performance for the fiscal year ended December 31, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions.

-----------------------------------------------------------------------------
As of 12/31/07 (Common Shares)                                         JDD
-----------------------------------------------------------------------------
 Inception date                                                       9/25/03
 Calendar year:
   Per share distribution:
   From net investment income                                           $0.90
   From short-term capital gains                                           --
   From long-term capital gains                                          0.64
   From return of capital                                                  --
                                                                     --------
 Total per share distribution                                           $1.54
                                                                     ========

 Distribution rate on NAV                                               9.57%

 Annualized total returns:
  Excluding retained gain tax credit/refund(3):
   1-year on NAV                                                       -9.00%
   Since inception on NAV                                              11.41%

 Including retained gain tax credit/refund(3):
   1-year on NAV                                                       -7.60%
   Since inception on NAV                                              12.18%
-----------------------------------------------------------------------------

As of December 31, 2007, the Fund was trading at a -11.25% discount to its NAV, compared with an average discount of -4.17% for the entire twelve-month period.

--------------------------------------------------------------------------------
  3 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund.
       The total returns "Including retained gain tax credit/refund" include the economic benefit to Common shareholders on record date of these tax credits/refunds.
--------------------------------------------------------------------------------

Retention of Realized Long-Term
                                                                   CAPITAL GAINS

On December 14, 2007, the Fund announced it would retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and would pay any required federal corporate income taxes on these gains.

We believe retaining realized long-term capital gains enables the Fund to better preserve and grow its capital base for long-term investors. This increases earnings potential over time, providing the opportunity for more stable growth of distributions and high share prices.

Common shareholders of record on December 31, 2007, holding the Fund in a taxable account must include their pro-rata share of the Fund's retained gains as reported on IRS Form 2439 on their 2007 federal income tax returns. They will be entitled to take an offsetting federal income tax credit equal to their pro-rata share of taxes the Fund paid on its retained gains. Common shareholders also will be entitled to increase their Fund investments' cost basis by the net amount of gains retained by the Fund. The Fund's net asset value on December 27, 2007, was reduced to reflect the accrual of the Fund's estimated tax liability.

The Fund's final per share retained long-term capital gains and corresponding federal corporate income taxes paid are as follows:

PER SHARE                                                       JDD
----------------------------------------------------------------------
Long-Term Capital Gain Retained                               $ 0.7213
Less Federal Income Taxes Paid by Fund                         (0.2524)
NET LONG-TERM CAPITAL GAIN RETAINED                           $ 0.4689
----------------------------------------------------------------------

Final amounts for retained gains and taxes paid will be reported to shareholders of record on IRS Form 2439. Investors who hold shares in "street name" should receive Form 2439 from their brokerage firm by March 31, 2008. Investors who own shares directly through the Funds' transfer agent will receive Form 2439 in mid-February 2008. These gains will not be reported on Form 1099-DIV, which only reflects realized capital gains actually distributed to shareholders and taxable in 2007. Shareholders who held Funds in a taxable account should wait to file their tax returns until both Form 2439 and 1099-DIV are received. More details about these Funds, as well as additional information on retained capital gains and related tax information are available on www.nuveen.com/taxinfo.

       JDD                             Nuveen Diversified
       PERFORMANCE                     Dividend and
       OVERVIEW                        Income Fund
                                              as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)(4)
     (PORTFOLIO ALLOCATION PIE CHART)

Common stocks                                                                    25.3
Emerging Markets Debt and Foreign Corporate Bonds                                24.4
Real Estate Investment Trust Common Stocks                                       23.8
Variable Rate Senior Loan Interests                                              22.9
Short-Term Investments                                                            3.6

2007 DISTRIBUTIONS PER COMMON SHARE(5)
     (MONTHLY DISTRIBUTIONS BAR CHART)

Jan                                                                             0.125
Feb                                                                             0.125
Mar                                                                             0.125
Jun                                                                             0.388
Sep                                                                             0.388
Dec                                                                             0.388

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

1/01/07                                                                          20.36
                                                                                 20.13
                                                                                 20.22
                                                                                 20.30
                                                                                 20.16
                                                                                 20.65
                                                                                 20.29
                                                                                 20.19
                                                                                 19.94
                                                                                 18.94
                                                                                 18.88
                                                                                 19.14
                                                                                 20.00
                                                                                 20.12
                                                                                 19.84
                                                                                 19.49
                                                                                 19.21
                                                                                 19.23
                                                                                 18.85
                                                                                 19.24
                                                                                 18.89
                                                                                 18.76
                                                                                 19.25
                                                                                 19.13
                                                                                 18.80
                                                                                 18.30
                                                                                 18.49
                                                                                 19.23
                                                                                 18.52
                                                                                 17.11
                                                                                 15.71
                                                                                 15.79
                                                                                 15.80
                                                                                 15.09
                                                                                 16.49
                                                                                 16.39
                                                                                 16.39
                                                                                 16.32
                                                                                 16.32
                                                                                 16.76
                                                                                 17.44
                                                                                 17.37
                                                                                 16.48
                                                                                 16.70
                                                                                 16.23
                                                                                 15.16
                                                                                 14.75
                                                                                 14.40
                                                                                 14.90
                                                                                 15.15
                                                                                 13.97
                                                                                 13.93
                                                                                 14.32
12/31/07                                                                         14.28


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price(1)                                                          $14.28
-------------------------------------------------------------------------------------
Common Share Net Asset Value(1)                                                $16.09
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                     -11.25%
-------------------------------------------------------------------------------------
Current Distribution Rate(2)                                                   10.87%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $325,097
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN(3)
(INCEPTION 9/25/03)

--------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------------
1-Year                                                            -25.75%       -9.00%

--------------------------------------------------------------------------------------
Since Inception                                                     7.65%       11.41%

--------------------------------------------------------------------------------------

INDUSTRIES
(AS A % OF TOTAL INVESTMENTS)(4)

-------------------------------------------------------------------------------------
Emerging Markets Debt                                                           24.5%
-------------------------------------------------------------------------------------
Real Estate Investment Trust                                                    23.9%
-------------------------------------------------------------------------------------
Media                                                                            6.2%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           3.8%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      2.9%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              2.4%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  2.3%
-------------------------------------------------------------------------------------
Insurance                                                                        2.2%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    1.9%
-------------------------------------------------------------------------------------
Health Care Providers & Services                                                 1.9%
-------------------------------------------------------------------------------------
Electric Utilities                                                               1.7%
-------------------------------------------------------------------------------------
Tobacco                                                                          1.7%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   1.6%
-------------------------------------------------------------------------------------
Chemicals                                                                        1.4%
-------------------------------------------------------------------------------------
Paper & Forest Products                                                          1.4%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 1.3%
-------------------------------------------------------------------------------------
Other                                                                           18.9%
-------------------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUST
TOP FIVE SUB-INDUSTRIES
(AS A % OF TOTAL INVESTMENTS)(4)

------------------------------------------------------------------------------------
Specialized                                                                     8.8%
------------------------------------------------------------------------------------
Retail                                                                          6.3%
------------------------------------------------------------------------------------
Office                                                                          3.9%
------------------------------------------------------------------------------------
Residential                                                                     3.6%
------------------------------------------------------------------------------------
Industrial                                                                      1.2%
------------------------------------------------------------------------------------


EMERGING MARKETS DEBT
AND FOREIGN CORPORATE BONDS
TOP FIVE COUNTRIES
(AS A % OF TOTAL INVESTMENTS)(4)

------------------------------------------------------------------------------------
Peru                                                                            2.0%
------------------------------------------------------------------------------------
Russian Federation                                                              1.9%
------------------------------------------------------------------------------------
Brazil                                                                          1.8%
------------------------------------------------------------------------------------
Argentina                                                                       1.7%
------------------------------------------------------------------------------------
Indonesia                                                                       1.5%
------------------------------------------------------------------------------------


1 Common Share Net Asset Value (NAV) reflects an adjustment, made subsequent to
  December 31, 2007, for the amount of the tax liability associated with the Fund's retention of a portion of its long-term capital gains and the Fund's payment of federal corporate income tax thereon, and therefore differs from the NAV published shortly after that date. The Common Share Price is actual as of December 31, 2007, and did not reflect the knowledge of the subsequent adjustment to NAV.
2 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

3 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take an offsetting tax credit, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund's corresponding average annual total returns on share price when this benefit is included are -24.47% and 8.48%, for the 1-year and since inception periods, respectively. The Fund's corresponding average annual total returns on NAV when this benefit is included are -7.60% and 12.18%, for the 1-year and since inception periods, respectively.

4 Excluding derivative transactions

5 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007,and paid on July 2, 2007.

           SHAREHOLDER MEETING REPORT

           The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007.

                                                                       JDD
-------------------------------------------------------------------------------
                                                                     Common and
                                                                      Preferred
                                                                  shares voting
                                                                       together
                                                                     as a class
-------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
    For                                                             9,218,876
    Against                                                           268,411
    Abstain                                                           334,441
    Broker Non-Votes                                                2,920,098
-------------------------------------------------------------------------------
   Total                                                           12,741,826
-------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
  MANAGEMENT AND NWQ INVESTMENT MANAGEMENT COMPANY, LLC:
    For                                                             9,152,279
    Against                                                           306,578
    Abstain                                                           362,871
    Broker Non-Votes                                                2,920,098
-------------------------------------------------------------------------------
   Total                                                           12,741,826
-------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
  MANAGEMENT AND SECURITY CAPITAL RESEARCH & MANAGEMENT
  INCORPORATED:
    For                                                             9,125,055
    Against                                                           317,669
    Abstain                                                           379,004
    Broker Non-Votes                                                2,920,098
-------------------------------------------------------------------------------
   Total                                                           12,741,826
-------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
  MANAGEMENT AND SYMPHONY ASSET MANAGEMENT LLC:
    For                                                             9,126,095
    Against                                                           315,648
    Abstain                                                           379,985
    Broker Non-Votes                                                2,920,098
-------------------------------------------------------------------------------
   Total                                                           12,741,826
-------------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
  MANAGEMENT AND WELLINGTON MANAGEMENT COMPANY, LLP:
    For                                                             9,136,459
    Against                                                           305,494
    Abstain                                                           379,775
    Broker Non-Votes                                                2,920,098
-------------------------------------------------------------------------------
   Total                                                           12,741,826
-------------------------------------------------------------------------------
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
  CURRENT FISCAL YEAR:
    For                                                            12,338,609
    Against                                                           138,602
    Abstain                                                           264,615
-------------------------------------------------------------------------------
   Total                                                           12,741,826
-------------------------------------------------------------------------------

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     THE BOARD OF TRUSTEES AND SHAREHOLDERS
     NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the "Fund") as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                        (ERNST & YOUNG LLP LOGO)
Chicago, Illinois
February 26, 2008

         JDD
          Nuveen Diversified Dividend and Income Fund
          Portfolio of INVESTMENTS
                                               as of December 31, 2007

    SHARES      DESCRIPTION (1)                                                                                             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 38.2% (25.3% OF TOTAL INVESTMENTS)
                AEROSPACE & DEFENSE - 2.6%
    32,600      Lockheed Martin Corporation                                                                        $    3,431,476
    85,000      Raytheon Company                                                                                        5,159,500
---------------------------------------------------------------------------------------------------------------------------------
                Total Aerospace & Defense                                                                               8,590,976
                -----------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS - 1.3%
   100,000      JPMorgan Chase & Co.                                                                                    4,365,000
---------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 2.0%
   100,000      Bank of America Corporation                                                                             4,126,000
    65,000      Wachovia Corporation                                                                                    2,471,950
---------------------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks                                                                                  6,597,950
                -----------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 1.6%
   135,100      Pitney Bowes Inc.                                                                                       5,139,204
---------------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 0.6%
   131,000      Motorola, Inc.                                                                                          2,101,240
---------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 0.8%
    95,000      Packaging Corp. of America                                                                              2,679,000
---------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 0.7%
    75,100      Citigroup Inc.                                                                                          2,210,944
---------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 3.8%
   109,500      AT&T Inc.                                                                                               4,550,820
    90,000      KT Corporation, Sponsored ADR                                                                           2,322,000
    52,500      Telecom Italia S.p.A., Sponsored ADR                                                                    1,619,100
    87,000      Verizon Communications Inc.                                                                             3,801,030
---------------------------------------------------------------------------------------------------------------------------------
                Total Diversified Telecommunication Services                                                           12,292,950
                -----------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 1.4%
    32,200      EDP - Energias de Portugal, S.A., Sponsored ADR                                                         2,104,389
   118,000      Korea Electric Power Corporation, Sponsored ADR                                                         2,460,300
---------------------------------------------------------------------------------------------------------------------------------
                Total Electric Utilities                                                                                4,564,689
                -----------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 0.4%
    39,722      Kraft Foods Inc.                                                                                        1,296,129
---------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD DURABLES - 0.9%
   112,000      Newell Rubbermaid Inc.                                                                                  2,898,560
---------------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS - 1.6%
    73,000      Kimberly-Clark Corporation                                                                              5,061,820
---------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 1.2%
   109,000      General Electric Company                                                                                4,040,630
---------------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 3.0%
    75,000      Genworth Financial Inc., Class A                                                                        1,908,750
    65,400      Hartford Financial Services Group, Inc.                                                                 5,702,226
    40,000      Travelers Companies, Inc.                                                                               2,152,000
---------------------------------------------------------------------------------------------------------------------------------
                Total Insurance                                                                                         9,762,976
                -----------------------------------------------------------------------------------------------------------------
                MACHINERY - 1.0%
    45,000      Caterpillar Inc.                                                                                        3,265,200
---------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 1.7%
    55,000      CBS Corporation, Class B                                                                                1,498,750
    37,700      Clear Channel Communications, Inc.                                                                      1,301,404

         JDD
        Nuveen Diversified Dividend and Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

    SHARES      DESCRIPTION (1)                                                                                             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                MEDIA (continued)
    66,400      Gannett Company Inc.                                                                               $    2,589,600
---------------------------------------------------------------------------------------------------------------------------------
                Total Media                                                                                             5,389,754
                -----------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES - 0.8%
    82,800      United Utilities PLC, Sponsored ADR                                                                     2,492,106
---------------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 4.0%
    33,000      Chevron Corporation                                                                                     3,079,890
    37,900      ConocoPhillips                                                                                          3,346,570
    57,500      Eni S.p.A., Sponsored ADR                                                                               4,164,725
    30,000      Total SA, Sponsored ADR                                                                                 2,478,000
---------------------------------------------------------------------------------------------------------------------------------
                Total Oil, Gas & Consumable Fuels                                                                      13,069,185
                -----------------------------------------------------------------------------------------------------------------
                PAPER & FOREST PRODUCTS - 1.5%
   105,500      International Paper Company                                                                             3,416,090
    97,000      Stora Enso Oyj, Sponsored ADR                                                                           1,423,475
---------------------------------------------------------------------------------------------------------------------------------
                Total Paper & Forest Products                                                                           4,839,565
                -----------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 2.9%
    60,000      GlaxoSmithKline PLC, ADR                                                                                3,023,400
   140,000      Pfizer Inc.                                                                                             3,182,200
    68,000      Sanofi-Aventis, ADR                                                                                     3,096,040
---------------------------------------------------------------------------------------------------------------------------------
                Total Pharmaceuticals                                                                                   9,301,640
                -----------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 1.8%
   129,200      Federal National Mortgage Association                                                                   5,165,416
   141,000      IndyMac Bancorp, Inc.                                                                                     838,950
---------------------------------------------------------------------------------------------------------------------------------
                Total Thrifts & Mortgage Finance                                                                        6,004,366
                -----------------------------------------------------------------------------------------------------------------
                TOBACCO - 2.6%
    57,400      Altria Group, Inc.                                                                                      4,338,292
    47,000      Loews Corp - Carolina Group                                                                             4,009,100
---------------------------------------------------------------------------------------------------------------------------------
                Total Tobacco                                                                                           8,347,392
                -----------------------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS (COST $102,050,354)                                                               124,311,276
                =================================================================================================================
    SHARES      DESCRIPTION (1)                                                                                             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 36.0% (23.8% OF TOTAL INVESTMENTS)
                INDUSTRIAL - 1.8%
   556,400      DCT Industrial Trust Inc.                                                                          $    5,180,084
    19,700      First Industrial Realty Trust, Inc.                                                                       681,620
---------------------------------------------------------------------------------------------------------------------------------
                Total Industrial                                                                                        5,861,704
                -----------------------------------------------------------------------------------------------------------------
                OFFICE - 6.0%
    42,700      Boston Properties, Inc.                                                                                 3,920,287
   200,300      Brandywine Realty Trust                                                                                 3,591,379
   158,900      Mack-Cali Realty Corporation                                                                            5,402,600
    70,400      SL Green Realty Corporation                                                                             6,579,584
---------------------------------------------------------------------------------------------------------------------------------
                Total Office                                                                                           19,493,850
                -----------------------------------------------------------------------------------------------------------------
                RESIDENTIAL - 5.4%
    43,600      Apartment Investment & Management Company, Class                                                        1,514,228
                 A
    57,500      AvalonBay Communities, Inc.                                                                             5,413,050
   198,100      Equity Residential                                                                                      7,224,706
    99,100      Post Properties, Inc.                                                                                   3,480,392
---------------------------------------------------------------------------------------------------------------------------------
                Total Residential                                                                                      17,632,376
                -----------------------------------------------------------------------------------------------------------------
                RETAIL - 9.5%
   252,900      Cedar Shopping Centers Inc.                                                                             2,587,167
    73,500      Federal Realty Investment Trust                                                                         6,038,025
   221,000      Kite Realty Group Trust                                                                                 3,374,670
    64,900      Macerich Company                                                                                        4,611,794
   104,800      Simon Property Group, Inc.                                                                              9,102,927
    77,200      Weingarten Realty Investors Trust                                                                       2,427,168
   152,400      Westfield Group                                                                                         2,786,263
---------------------------------------------------------------------------------------------------------------------------------
                Total Retail                                                                                           30,928,014
                -----------------------------------------------------------------------------------------------------------------

    SHARES      DESCRIPTION (1)                                                                                             VALUE
---------------------------------------------------------------------------------------------------------------------------------
                SPECIALIZED - 13.3%
   566,700      Ashford Hospitality Trust Inc.                                                                     $    4,074,573
   130,500      Cogdell Spencer Inc.                                                                                    2,078,865
   473,300      DiamondRock Hospitality Company                                                                         7,090,033
   347,300      Extra Space Storage Inc.                                                                                4,962,919
   169,500      Health Care Property Investors Inc.                                                                     5,895,210
    37,174      Public Storage, Inc.                                                                                    2,728,946
   355,000      Senior Housing Properties Trust                                                                         8,051,399
   185,600      Ventas Inc.                                                                                             8,398,399
---------------------------------------------------------------------------------------------------------------------------------
                Total Specialized                                                                                      43,280,344
                -----------------------------------------------------------------------------------------------------------------
                TOTAL REAL ESTATE INVESTMENT TRUST COMMON STOCKS                                                      117,196,288
                 (COST $116,716,736)
                =================================================================================================================

 PRINCIPAL                                                          WEIGHTED
    AMOUNT                                                           AVERAGE
     (000)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS - 34.6% (22.9% OF TOTAL INVESTMENTS) (4)
                AEROSPACE & DEFENSE - 0.9%
$    1,166      Hexcel Corporation, Term Loan B                       6.413%           3/01/12             BB+     $    1,148,510
     1,594      Vought Aircraft Industries, Inc., Term Loan           7.340%          12/22/11             Ba3          1,567,444
       364      Vought Aircraft Industries, Inc., Tranche B,          7.624%          12/22/10             Ba3            356,212
                 Letter of Credit
---------------------------------------------------------------------------------------------------------------------------------
     3,124      Total Aerospace & Defense                                                                               3,072,166
---------------------------------------------------------------------------------------------------------------------------------
                AUTO COMPONENTS - 1.4%
     2,500      Federal Mogul Corporation, Term Loan A                8.100%           2/24/04             N/R          2,481,771
       460      Gen Tek Inc., Additional Term Loan B                  6.997%           2/28/11             BB-            452,291
     1,712      Gen Tek Inc., Term Loan B                             7.159%           2/28/11             BB-          1,681,933
---------------------------------------------------------------------------------------------------------------------------------
     4,672      Total Auto Components                                                                                   4,615,995
---------------------------------------------------------------------------------------------------------------------------------
                BUILDING PRODUCTS - 1.3%
       782      Armstrong World Industries, Inc., Tranche B,          6.715%          10/02/13            BBB-            774,709
                 Term Loan
     1,935      Nortek, Inc., Term Loan B                             7.100%           8/27/11             Ba2          1,804,388
       974      Stile Acquisition Corporation, Canadien Term          7.084%           4/05/13              BB            889,336
                 Loan
       976      Stile Acquisition Corporation, Term Loan B            7.084%           4/05/13              BB            890,851
---------------------------------------------------------------------------------------------------------------------------------
     4,667      Total Building Products                                                                                 4,359,284
---------------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 2.1%
       400      Celanese Holdings LLC, Credit Linked Deposit          5.225%           4/02/14              BB            386,694
     1,592      Celanese Holdings LLC, Term Loan                      6.979%           4/02/14              BB          1,539,044
     1,061      Georgia Gulf Corporation, Term Loan                   7.760%          10/03/13             Ba2          1,022,077
     1,975      Hexion Specialty Chemicals, Inc., Term Loan C4        7.188%           5/05/13             Ba3          1,911,893
     1,950      Rockwood Specialties Group, Inc., Term Loan E         6.460%           7/30/12             BB+          1,885,542
---------------------------------------------------------------------------------------------------------------------------------
     6,978      Total Chemicals                                                                                         6,745,250
---------------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 0.8%
       119      Aramark Corporation, Letter of Credit                 6.705%           1/24/14             BB-            112,930
     1,658      Aramark Corporation, Term Loan                        6.830%           1/24/14             BB-          1,580,077
     1,103      Berry Plastics Holding Corporation, Term Loan         7.160%           4/03/15             BB-          1,033,854
---------------------------------------------------------------------------------------------------------------------------------
     2,880      Total Commercial Services & Supplies                                                                    2,726,861
---------------------------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING - 1.1%
     2,829      Graham Packaging Company, L.P., Term Loan             7.497%          10/07/11              B+          2,725,431
       175      Smurfit-Stone Container Corporation,                  7.124%          11/01/10              BB            171,215
                 Deposit-Funded Commitment
       196      Smurfit-Stone Container Corporation, Term Loan B      7.058%          11/01/11              BB            191,953
       374      Smurfit-Stone Container Corporation, Term Loan C      7.154%          11/01/11              BB            366,700
       117      Smurfit-Stone Container Corporation, Tranche C-1      7.250%          11/01/11              BB            115,083
---------------------------------------------------------------------------------------------------------------------------------
     3,691      Total Containers & Packaging                                                                            3,570,382
---------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED CONSUMER SERVICES - 0.6%
     1,980      Weight Watchers International Inc., Term Loan B       6.375%           1/26/14             BB+          1,929,263
---------------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
     1,995      Alltel Communications, Inc., Term Loan B3             7.778%           5/18/15             BB-          1,924,067
     1,955      Intelsat, Tranche B, Term Loan                        7.225%           7/01/13              BB          1,943,030
     1,975      MetroPCS Wireless, Inc., Term Loan                    7.165%          11/03/13             Ba3          1,900,800
       473      Verifone, Inc., Term Loan B                           6.710%          10/31/13              BB            460,688
---------------------------------------------------------------------------------------------------------------------------------
     6,398      Total Diversified Telecommunication Services                                                            6,228,585
---------------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 1.2%
     1,702      Dynegy Holdings Inc. Delayed Term Loan                6.355%           4/02/13             Ba1          1,603,900

         JDD
        Nuveen Diversified Dividend and Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ELECTRIC UTILITIES (continued)
 $      298       Dynegy Holdings, Inc., Term Loan                      6.752%           4/02/13             Ba1     $      280,683
      2,000       TXU Corporation, Term Loan B-2                        8.396%          10/10/14             Ba3          1,965,752
-----------------------------------------------------------------------------------------------------------------------------------
      4,000       Total Electric Utilities                                                                                3,850,335
-----------------------------------------------------------------------------------------------------------------------------------
                  ELECTRICAL EQUIPMENT - 0.5%
      1,496       Sensus Metering Systems, Inc., Term Loan B-1          7.036%          12/17/10              BB          1,469,478
         97       Sensus Metering Systems, Inc., Term Loan B-2          6.878%          12/17/10              BB             95,473
-----------------------------------------------------------------------------------------------------------------------------------
      1,593       Total Electrical Equipment                                                                              1,564,951
-----------------------------------------------------------------------------------------------------------------------------------
                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
        988       Sensata Technologies B.V., Term Loan                  6.761%           4/27/13              BB            940,946
-----------------------------------------------------------------------------------------------------------------------------------
                  ENERGY EQUIPMENT & SERVICES - 0.6%
      1,934       Kinder Morgan, Inc., Term Loan B                      6.350%           5/30/14             Ba2          1,925,327
-----------------------------------------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS - 0.7%
      2,315       Michael Foods, Inc., Term Loan B                      6.849%          11/21/10             BB-          2,276,071
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
        400       Bausch & Lomb, Inc., Delayed Draw, Term Loan (5)      1.000%          12/31/09             BB-             (1,125)
                   (6)
      1,600       Bausch & Lomb, Inc., Term Loan                        8.080%          10/01/14             BB-          1,595,500
-----------------------------------------------------------------------------------------------------------------------------------
      2,000       Total Health Care Equipment & Supplies                                                                  1,594,375
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE PROVIDERS & SERVICES - 2.8%
      1,265       DaVita, Inc., Term Loan B-1                           6.555%          10/05/12             BB+          1,222,137
      1,980       HCA, Inc., Term Loan                                  7.080%          11/18/13              BB          1,910,618
      1,985       Health Management Associates, Inc., Term Loan         6.580%           2/28/14             Ba2          1,857,354
      1,038       LifePoint Hospitals, Inc.,Term Loan B                 6.715%           4/18/12              BB            992,158
      1,965       Quintiles Transnational Corporation, Term Loan B      6.830%           3/29/13              BB          1,898,681
        242       United Surgical Partners International, Inc.,         7.133%           4/30/13             Ba3            139,718
                   Delayed Term Loan (5)
      1,252       United Surgical Partners International, Inc.,         7.381%           4/30/13             Ba3          1,179,797
                   Term Loan
-----------------------------------------------------------------------------------------------------------------------------------
      9,727       Total Health Care Providers & Services                                                                  9,200,463
-----------------------------------------------------------------------------------------------------------------------------------
                  HOTELS, RESTAURANTS & LEISURE - 2.9%
      1,965       24 Hour Fitness Worldwide, Inc., Term Loan B          7.507%           6/08/12             Ba3          1,896,225
      2,127       Burger King Corporation, Term Loan B                  6.375%           6/30/12             BB+          2,098,374
        774       CBRL Group, Inc., Term Loan B-1                       6.400%           4/28/13              BB            736,519
         93       CBRL Group, Inc., Term Loan B-2                       6.393%           4/28/13              BB             88,569
      1,955       Penn National Gaming, Inc., Term Loan B               6.710%          10/03/12            BBB-          1,934,500
         89       Travelport LLC, Letter of Credit                      7.080%           8/23/13             BB-             84,914
        445       Travelport LLC, Term Loan                             7.080%           8/23/13             BB-            423,194
        600       Venetian Casino Resort LLC, Delayed Draw, Term        0.750%           5/23/13              BB            (35,762)
                   Loan (5) (6)
      2,388       Venetian Casino Resort LLC, Term Loan                 6.580%           5/23/14              BB          2,245,669
-----------------------------------------------------------------------------------------------------------------------------------
     10,436       Total Hotels, Restaurants & Leisure                                                                     9,472,202
-----------------------------------------------------------------------------------------------------------------------------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.0%
        750       Kgen LLC, Synthetic Letter of Credit                  6.625%           2/05/14              BB            701,250
      1,238       Kgen LLC, Term Loan B                                 6.625%           2/05/14              BB          1,157,063
        469       NRG Energy, Inc., Credit Linked Deposit               6.480%           2/01/13             Ba1            447,873
      1,015       NRG Energy, Inc., Term Loan                           6.580%           2/01/13             Ba1            970,060
-----------------------------------------------------------------------------------------------------------------------------------
      3,472       Total Independent Power Producers & Energy                                                              3,276,246
                   Traders
-----------------------------------------------------------------------------------------------------------------------------------
                  INSURANCE - 0.4%
      1,168       Conseco, Inc., Term Loan                              6.845%          10/10/13             Ba3          1,076,134
-----------------------------------------------------------------------------------------------------------------------------------
                  IT SERVICES - 1.2%
      1,995       First Data Corporation, Term Loan B-1                 7.630%           9/24/14             BB-          1,896,373
      2,042       SunGard Data Systems, Inc., Term Loan B               6.898%           2/28/14              BB          1,976,858
-----------------------------------------------------------------------------------------------------------------------------------
      4,037       Total IT Services                                                                                       3,873,231
-----------------------------------------------------------------------------------------------------------------------------------
                  MEDIA - 7.8%
      1,965       CSC Holdings, Inc., Term Loan                         6.896%           3/29/13              BB          1,860,434
      1,990       CanWest Mediaworks LP, Term Loan                      7.081%           7/10/15             Ba1          1,940,250
        995       Cequel Communications LLC, Term Loan B                7.212%          11/05/13             BB-            932,813
      2,200       Charter Communications Operating Holdings LLC,        6.990%           3/06/14              B+          2,059,857
                   Term Loan
      1,990       Discovery Communications Holdings LLC, Term Loan      6.830%           5/14/14             N/R          1,932,041
      1,933       Emmis Operating Company, New Term Loan                6.843%          11/01/13              B+          1,792,195
      1,980       Idearc, Inc., Term Loan                               6.830%          11/17/14            BBB-          1,888,988
        978       Metro-Goldwyn-Mayer Studios, Inc., Term Loan B        8.108%           4/08/12              B+            908,244

                                                                      WEIGHTED
   PRINCIPAL                                                           AVERAGE
AMOUNT (000)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  MEDIA (continued)
 $    1,980       Neilsen Finance LLC, Term Loan                        7.276%           8/09/13             Ba3     $    1,881,553
      1,990       Tribune Company, Term Loan B                          7.910%           6/04/14              BB          1,699,211
        933       Tribune Company, Term Loan X                          7.994%           6/04/09              BB            903,167
         67       Univision Communications, Inc., Delayed Draw,         1.000%           9/29/13             Ba3             (5,789)
                   Term Loan (5) (6)
      1,933       Univision Communications, Inc., Term Loan             7.207%           9/29/14             Ba3          1,766,174
      2,000       UPC Broadband Holding BV, Term Loan N                 7.130%          12/31/14             Ba3          1,898,126
      1,916       WMG Acquisition Corporation, Term Loan                7.071%           2/28/11             Ba2          1,834,647
      2,000       Yell Group PLC, Term Loan                             6.822%          10/27/12             Ba3          1,922,188
-----------------------------------------------------------------------------------------------------------------------------------
     26,850       Total Media                                                                                            25,214,099
-----------------------------------------------------------------------------------------------------------------------------------
                  METALS & MINING - 0.5%
        678       Amsted Industries, Inc., Delayed Draw Term Loan       7.014%           4/08/13              BB            667,365
        933       Amsted Industries, Inc., Term Loan                    7.210%           4/08/13              BB            917,277
-----------------------------------------------------------------------------------------------------------------------------------
      1,611       Total Metals & Mining                                                                                   1,584,642
-----------------------------------------------------------------------------------------------------------------------------------
                  OIL, GAS & CONSUMABLE FUELS - 0.4%
        387       Targa Resources, Inc., Synthetic Letter of            6.955%          10/31/12             Ba3            379,452
                   Credit
        690       Targa Resources, Inc., Term Loan B                    6.903%          10/31/12             Ba3            676,278
-----------------------------------------------------------------------------------------------------------------------------------
      1,077       Total Oil, Gas & Consumable Fuels                                                                       1,055,730
-----------------------------------------------------------------------------------------------------------------------------------
                  PAPER & FOREST PRODUCTS - 0.6%
      1,950       Georgia-Pacific Corporation, Term Loan B              6.866%          12/21/12             BB+          1,861,207
-----------------------------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS - 0.6%
      1,985       Royalty Pharma Finance Trust, Term Loan               7.095%           4/16/13            Baa2          1,977,143
-----------------------------------------------------------------------------------------------------------------------------------
                  REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
      1,500       LNR Property Corporation, Term Loan B                 7.630%           7/12/11              BB          1,435,313
-----------------------------------------------------------------------------------------------------------------------------------
                  ROAD & RAIL - 0.7%
        111       Hertz Corporation, Letter of Credit                   4.910%          12/21/12             BB+            108,996
        616       Hertz Corporation, Term Loan                          6.894%          12/21/12             BB+            604,295
      1,767       Swift Transportation Company, Inc., Term Loan         7.938%           5/10/14             BB-          1,458,692
-----------------------------------------------------------------------------------------------------------------------------------
      2,494       Total Road & Rail                                                                                       2,171,983
-----------------------------------------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL - 0.4%
      1,500       TRU 2005 RE Holding Co. I LLC, Term Loan              8.225%          12/08/08              B3          1,449,219
-----------------------------------------------------------------------------------------------------------------------------------
                  TEXTILES, APPAREL & LUXURY GOODS - 0.4%
      1,395       HBI Branded Apparel Limited Inc., Term Loan           6.779%           9/05/13              BB          1,362,683
-----------------------------------------------------------------------------------------------------------------------------------
                  TRADING COMPANIES & DISTRIBUTORS - 0.6%
        990       Ashtead Group Public Limited Company, Term Loan       6.688%           8/31/11             BB+            947,925
        196       Brenntag Holdings GmbH and Co. KG, Acquisition        7.387%           1/20/14              B+            188,018
                   Facility
        804       Brenntag Holdings GmbH and Co. KG, Facility B2        7.387%           1/20/14              B+            769,484
-----------------------------------------------------------------------------------------------------------------------------------
      1,990       Total Trading Companies & Distributors                                                                  1,905,427
-----------------------------------------------------------------------------------------------------------------------------------
 $  118,412       TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (COST                                                       112,315,513
                   $116,935,210)
===================================================================================================================================

 PRINCIPAL
    AMOUNT
     (000)
       (7)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
                EMERGING MARKETS DEBT AND FOREIGN CORPORATE BONDS - 36.9% (24.4% OF TOTAL INVESTMENTS)
                ARGENTINA - 2.6%
$      420      Alto Parana S.A., 144A                                6.375%           6/09/17            BBB+     $      420,210
     2,485      Argentina Republic                                    7.000%           4/17/17              B+          1,972,469
       885      Argentine Beverages Financial Trust, 144A             7.375%           3/22/12             N/R            887,213
     1,395ARS   Central Bank of Argentina                             2.000%           2/04/18             N/R            532,778
       655      Compania de Transporte Energia, 144A                  8.875%          12/15/16              B+            578,693
       645      Province of Buenos Aires, 144A                        9.625%           4/18/28              B+            538,575
     2,732      Republic of Argentina                                 5.374%           8/03/12              B+          1,546,825
     1,348      Republic of Argentina                                 8.280%          12/31/33              B+          1,257,103
     1,525ARS   Republic of Argentina                                 5.830%          12/31/33              B+            557,351
---------------------------------------------------------------------------------------------------------------------------------
                Total Argentina                                                                                         8,291,217
                -----------------------------------------------------------------------------------------------------------------
                BRAZIL - 2.7%
     1,500BRL   Banco ABN AMRO Real S.A., Reg S                      16.200%           2/22/10             N/R            895,365
       190      Centrais Eletricas Brasileiras S.A., 144A             7.750%          11/30/15             BB+            200,925

         JDD
        Nuveen Diversified Dividend and Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

   PRINCIPAL
AMOUNT (000)
         (7)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  BRAZIL (continued)
 $      400       Cia Brasileira de Bebidas                            10.500%          12/15/11            Baa1     $      467,520
      1,370BRL    Companhia Energetica de Sao Paulo, Corporate          9.750%           1/15/15             Ba3            842,204
                   Bond, 144A
        590       Globo Comunicacao Participacoes, S.A., 144A           7.250%           4/26/22             BB+            573,775
        405       ISA Capital do Brasil S.A., 144A                      8.800%           1/30/17              BB            418,163
        100BRL    National Treasury Note of Brazil (8)                  6.000%          11/15/09             BB+            931,395
        200BRL    National Treasury Note of Brazil                      6.000%           5/15/15             Ba1          1,744,583
        930       Petrobras International Finance Company               5.875%           3/01/18            Baa1            929,535
      1,060       Petrobras International Finance Company               8.375%          12/10/18            Baa1          1,266,700
      1,100BRL    RBS Zero Hora Editora Jornalistica S.A., 144A        11.250%           6/15/17             BB-            524,508
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Brazil                                                                                            8,794,673
                  -----------------------------------------------------------------------------------------------------------------
                  BULGARIA - 0.4%
      1,100       Republic of Bulgaria, Reg S                           8.250%           1/15/15            BBB+          1,292,698
-----------------------------------------------------------------------------------------------------------------------------------
                  CHILE - 2.1%
        565       Celulosa Arauco Y Constitucion, 144A                  5.625%           4/20/15            BBB+            552,606
        600       Coldelco Inc., Reg S                                  6.375%          11/30/12             Aa3            643,715
        450       Corporacion Nacional del Cobre de Chile, Reg S        5.625%           9/21/35             Aa3            414,694
      1,245       Corporacion Nacional del Cobre de Chile, Reg S        6.150%          10/24/36             Aa3          1,235,663
        430       Corporacion Nacional del Cobre, 144A                  5.500%          10/15/13             Aa3            437,104
      1,765       Corporacion Nacional del Cobre, 144A                  4.750%          10/15/14             Aa3          1,701,508
        245       Empresa Nacional del Petroleo Reg S                   6.750%          11/15/12               A            262,153
      1,100       Empresa Nacional del Petroleo, 144A                   4.875%           3/15/14               A          1,066,519
        550       Enersis S.A.                                          7.375%           1/15/14             BBB            589,530
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Chile                                                                                             6,903,492
                  -----------------------------------------------------------------------------------------------------------------
                  COLOMBIA - 1.6%
      1,120       Bancolombia S.A.                                      6.875%           5/25/17             Ba1          1,044,400
    650,000COP    Bogota Distrito Capital, 144A                         9.750%           7/26/28             BB+            306,931
        470       EEB International Limited, 144A                       8.750%          10/31/14              BB            481,750
      1,075       Republic of Colombia                                 10.000%           1/23/12            BBB-          1,255,063
        350       Republic of Colombia                                  8.250%          12/22/14            BBB-            400,750
        580       Republic of Colombia                                  7.375%           1/27/17            BBB-            638,000
    597,000COP    Republic of Colombia                                  9.850%           6/28/27             BB+            308,191
        635       TGI International Inc., 144A                          9.500%          10/03/17              BB            666,750
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Colombia                                                                                          5,101,835
                  -----------------------------------------------------------------------------------------------------------------
                  COSTA RICA - 0.2%
        225       Republic of Costa Rica, Reg S                         8.050%           1/31/13             BB+            245,813
        310       Republic of Costa Rica, Reg S                         6.548%           3/20/14             BB+            320,075
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Costa Rica                                                                                          565,888
                  -----------------------------------------------------------------------------------------------------------------
                  EGYPT - 0.2%
      2,775EGP    Egypt Republic, Treasury Bill                         0.000%           4/15/08            BBB-            493,244
        875EGP    Egypt Republic, Treasury Bill                         0.000%           6/24/08            BBB-            153,329
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Egypt                                                                                               646,573
                  -----------------------------------------------------------------------------------------------------------------
                  GABON - 0.3%
        960       Republic of Gabon, 144A                               8.200%          12/12/17             BB-            998,400
-----------------------------------------------------------------------------------------------------------------------------------
                  GHANA - 0.2%
        615       Republic of Ghana, 144A                               8.500%          10/04/17              B+            651,131
-----------------------------------------------------------------------------------------------------------------------------------
                  HUNGARY - 0.8%
    479,000HUF    Republic of Hungary                                   6.750%           4/12/10            BBB+          2,726,670
-----------------------------------------------------------------------------------------------------------------------------------
                  INDIA - 0.1%
        355       Icici Bank Limited Bahrain, 144A                      6.625%          10/03/12            Baa2            352,127
-----------------------------------------------------------------------------------------------------------------------------------
                  INDONESIA - 2.3%
        315       Excelcomindo Finance Company B.V., 144A               7.125%           1/18/13             Ba2            311,063
        410       PT Berlian Laju Tanker Finance B.V., 144A             7.500%           5/15/14              B+            352,600
  7,715,000IDR    Indonesia Republic                                   11.000%          11/15/20             BB+            854,684
      1,195       Majapahit Holdings B.V., 144A                         7.250%          10/17/11             BB-          1,200,975
        885       Majapahit Holdings B.V.                               7.750%          10/17/16             BB-            878,371
        875       Majapahit Holdings B.V.                               7.875%           6/29/37             BB-            842,188
      2,575       Republic of Indonesia                                 6.625%           2/17/37             BB-          2,455,906

   PRINCIPAL
AMOUNT (000)
         (7)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  INDONESIA (continued)
 $      580       Republic of Indonesia, Reg S                          8.500%          10/12/35             BB-     $      679,831
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Indonesia                                                                                         7,575,618
                  -----------------------------------------------------------------------------------------------------------------
                  ISRAEL - 0.6%
      4,525ILS    State of Israel                                      10.000%           5/31/12              A2          1,429,449
        585       State of Israel                                       5.500%          11/09/16               A            596,902
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Israel                                                                                            2,026,351
                  -----------------------------------------------------------------------------------------------------------------
                  KAZAKHSTAN - 0.1%
        300       Tengizchevroil LLP, 144A                              6.124%          11/15/14            Baa3            284,250
-----------------------------------------------------------------------------------------------------------------------------------
                  MALAYSIA - 1.4%
        950       Penerbangan Malaysia Berhad, Reg S                    5.625%           3/15/16              A-            979,830
        525       Pertoliam Nasional Berhad, Reg S                      7.625%          10/15/26              A1            635,934
      1,125       Petronas Capital Limited, Reg S                       7.000%           5/22/12              A1          1,225,254
      1,100       Republic of Malaysia                                  8.750%           6/01/09              A-          1,159,178
        550       Sarawak International Inc.                            5.500%           8/03/15              A-            543,837
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Malaysia                                                                                          4,544,033
                  -----------------------------------------------------------------------------------------------------------------
                  MEXICO - 1.9%
        895       Conproca SA, Reg S                                   12.000%          12/16/10            BBB-            975,550
        490       Pemex Project Funding Master Trust                    8.500%           2/15/08            BBB+            491,838
        555       Pemex Project Funding Master Trust, 144A              6.625%           6/15/35            BBB+            587,764
        735       Pemex Project Funding Master Trust, 144A              5.750%           3/01/18            BBB+            736,838
        595       United Mexican States                                11.375%           9/15/16            BBB+            840,438
      2,305       United Mexican States                                 6.750%           9/27/34            BBB+          2,551,635
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Mexico                                                                                            6,184,063
                  -----------------------------------------------------------------------------------------------------------------
                  PAKISTAN - 0.2%
        330       Pakistan Mobile Communications Ltd., 144A             8.625%          11/13/13              B+            297,000
        320       Pakistan Mobile Communications Ltd., 144A, Reg S      8.625%          11/13/13              B+            300,214
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Pakistan                                                                                            597,214
                  -----------------------------------------------------------------------------------------------------------------
                  PANAMA - 0.9%
        315       AES Panama SA, 144A                                   6.350%          12/21/16            BBB-            311,346
        720       Republic of Panama                                    9.625%           2/08/11             Ba1            811,800
        405       Republic of Panama                                    7.250%           3/15/15             Ba1            448,538
        704       Republic of Panama                                    6.700%           1/26/36             Ba1            746,240
        575       Republic of Panana                                    7.125%           1/29/26             Ba1            635,375
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Panama                                                                                            2,953,299
                  -----------------------------------------------------------------------------------------------------------------
                  PERU - 3.0%
      1,100       Republic of Peru                                      9.125%           2/21/12             BB+          1,248,500
      2,430       Republic of Peru                                      9.875%           2/06/15             BB+          3,035,070
      2,285       Republic of Peru                                      8.375%           5/03/16             BB+          2,690,588
        615       Republic of Peru                                      8.750%          11/21/33             BB+            817,950
        925       Republic of Peru                                      6.550%           3/14/37             BB+            968,938
      1,485       Republic of Peru, Enhanced Pass Thru Notes, 144A      0.000%           5/31/18              BB          1,028,363
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Peru                                                                                              9,789,409
                  -----------------------------------------------------------------------------------------------------------------
                  PHILIPPINES - 0.9%
        255       Bangko Sentral ng Pilipinas, Series A                 8.600%           6/15/27             BB-            313,982
        220       National Power Corporation, Reg S                     9.265%           8/23/11             BB-            237,317
        420       Republic of the Philippines                           8.375%           2/15/11             BB-            453,600
        945       Republic of the Philippines                           8.250%           1/15/14             BB-          1,063,125
        765       Republic of the Philippines                           9.375%           1/18/17             BB-            950,513
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Philippines                                                                                       3,018,537
                  -----------------------------------------------------------------------------------------------------------------
                  QATAR - 0.9%
        885       Nakilat, Inc., Reg S                                  6.067%          12/31/33             Aa2            810,027
        194       Ras Laffan Liquefied Natural Gas Co., Ltd., 144A      3.437%           9/15/09             Aa2            193,765
        406       Ras Laffan Liquified Natural Gas Company              3.437%           9/15/09             Aa2            406,210
                   Limited, Reg S
        575       Ras Laffan Liquified Natural Gas II, Reg S            5.298%           9/30/20             Aa2            556,773
        550       State of Qatar, Reg S                                 9.750%           6/15/30             AA-            846,340
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Qatar                                                                                             2,813,115
                  -----------------------------------------------------------------------------------------------------------------
                  RUSSIAN FEDERATION - 2.8%
        640       Gaz Capital S.A., 144A                                6.212%          11/22/16              A3            615,616

         JDD
        Nuveen Diversified Dividend and Income Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007

   PRINCIPAL
AMOUNT (000)
         (7)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  RUSSIAN FEDERATION (continued)
 $      695       Gaz Capital S.A., 144A                                7.288%           8/16/37              A3     $      704,939
        170EUR    Gaz Capital S.A., 144A                                5.030%           2/25/14              A3            226,486
        525       Gazprom                                              10.500%          10/21/09              A3            569,179
        658       GazStream S.A., Series 144A                           5.625%           7/22/13              A3            649,487
        620       Irkut Corporation, Loan Participations, Moscow        8.250%           4/10/09             N/R            614,730
                   River B.V.
      2,525       Russia Federation, Reg S                              7.500%           3/31/30            BBB+          2,896,313
        990       Russian Ministry of Finance, Reg S                   12.750%           6/24/28            BBB+          1,799,612
        550       Saving Bank of the Russian Federation,                6.230%           2/11/15              A2            545,050
                   Participations
        490       VTB Capital SA, Corporate Bonds, 144A                 5.511%           8/01/08              A2            485,713
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Russian Federation                                                                                9,107,125
                  -----------------------------------------------------------------------------------------------------------------
                  SERBIA - 0.7%
      2,500       Republic of Serbia, 144A                              3.750%          11/01/24             BB-          2,306,250
-----------------------------------------------------------------------------------------------------------------------------------
                  SOUTH AFRICA - 1.0%
      1,140       Republic of South Africa                              7.375%           4/25/12            BBB+          1,236,900
      2,100       Republic of South Africa                              5.875%           5/30/22            BBB+          2,059,449
-----------------------------------------------------------------------------------------------------------------------------------
                  Total South Africa                                                                                      3,296,349
                  -----------------------------------------------------------------------------------------------------------------
                  SOUTH KOREA - 0.5%
      1,660       Emport Import Bank of Korea                           5.500%          10/17/12             Aa3          1,668,577
-----------------------------------------------------------------------------------------------------------------------------------
                  THAILAND - 0.1%
        250       Bangkok Bank Public Company Limited, Reg S            9.025%           3/15/29             BBB            289,784
-----------------------------------------------------------------------------------------------------------------------------------
                  TRINIDAD AND TOBAGO - 1.6%
        945       First Citizens Saint Lucia Limited, Reg S             5.125%           2/14/11              A1            984,952
        180       National Gas Company of Trinidad and Tobago,          6.050%           1/15/36              A3            172,017
                   144A
      1,325       Petroleum Company of Trinidad & Tobago Limited,       6.000%           5/08/22            BBB+          1,323,013
                   144A
        963       Republic of Trinidad and Tobago, Reg S                9.750%           7/01/20              A-          1,295,235
      1,275       Republic of Trinidad and Tobago, Reg S                5.875%           5/17/27              A-          1,263,653
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Trinidad and Tobago                                                                               5,038,870
                  -----------------------------------------------------------------------------------------------------------------
                  TUNISIA - 0.7%
      2,065       Banque de Tunisie                                     7.375%           4/25/12             BBB          2,254,567
-----------------------------------------------------------------------------------------------------------------------------------
                  TURKEY - 0.5%
      1,680       TRY  Republic of Turkey, Government Bond             16.000%           3/07/12            Baa3          1,500,499
        210       Republic of Turkey, Government Bond                   6.875%           3/17/36             BB-            207,375
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Turkey                                                                                            1,707,874
                  -----------------------------------------------------------------------------------------------------------------
                  UKRAINE - 1.8%
      5,110       Republic of Ukraine, Reg S                            6.875%           3/04/11             BB-          5,220,887
        615       Ukraine Export-Import Bank Loan Participation         8.400%           2/09/16             Ba2            599,625
                   with Credit Suisse International
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Ukraine                                                                                           5,820,512
                  -----------------------------------------------------------------------------------------------------------------
                  URUGUAY - 2.0%
      4,985       Oriental Republic of Uruguay                          7.625%           3/21/36             BB-          5,458,575
        125       Republic of Uruguay                                   7.500%           3/15/15             BB-            135,625
        385       Republic of Uruguay                                   9.250%           5/17/17              B1            465,850
        315       Republic of Uruguay                                   8.000%          11/18/22             BB-            354,375
        117       Republic of Uruguay                                   7.875%           1/15/33             BB-            131,978
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Uruguay                                                                                           6,546,403
                  -----------------------------------------------------------------------------------------------------------------
                  UNITED ARAB EMIRATES - 0.2%
        545       Abu Dhabi National Energy Company, 144A               6.500%          10/27/36             Aa2            526,588
-----------------------------------------------------------------------------------------------------------------------------------
                  VENEZUELA - 0.8%
        635       Republic of Venezuela, Reg S                          7.000%          12/01/18             BB-            544,510
        815       Republic of Venezuela, Reg S                          6.180%           4/20/11             BB-            737,371
        125       Republic of Venezuela                                 8.500%          10/08/14             BB-            120,938
      1,400       Republic of Venezuela                                 6.000%          12/09/20             BB-          1,060,500
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Venezuela                                                                                         2,463,319
                  -----------------------------------------------------------------------------------------------------------------
                  VIETNAM - 0.8%
        600       Socialist Republic of Vietnam, Reg S                  6.875%           1/15/16              BB            636,902

   PRINCIPAL
AMOUNT (000)
         (7)      DESCRIPTION (1)                                       COUPON      MATURITY (3)     RATINGS (2)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  VIETNAM (continued)
 $    2,099       Socialist Republic of Vietnam                         6.313%           3/12/16              BB     $    2,079,148
-----------------------------------------------------------------------------------------------------------------------------------
                  Total Vietnam                                                                                           2,716,050
                  -----------------------------------------------------------------------------------------------------------------
                  TOTAL EMERGING MARKETS DEBT AND FOREIGN CORPORATE BONDS (COST $117,731,792)                           119,852,861
                  =================================================================================================================

 PRINCIPAL
    AMOUNT
     (000)      DESCRIPTION (1)                                       COUPON          MATURITY                              VALUE
---------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 5.5% (3.6% OF TOTAL INVESTMENTS)
$   17,729      Repurchase Agreement with Fixed Income Clearing       1.000%           1/02/08                     $   17,729,263
                 Corporation, dated 12/31/07, repurchase price
                 $17,730,248, collateralized by $16,555,000 U.S.
                 Treasury Notes,
                 6.500%, due 2/15/10, value $18,086,338
==========      -----------------------------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS (COST $17,729,263)                                                        17,729,263
                =================================================================================================================
                TOTAL INVESTMENTS (COST $471,163,355) - 151.2%                                                        491,405,201
                =================================================================================================================
                BORROWINGS - (13.8)% (9)                                                                              (45,000,000)
                =================================================================================================================
                OTHER ASSETS LESS LIABILITIES - (0.3)%                                                                 (1,308,204)
                =================================================================================================================
                FUNDPREFERRED SHARES, AT LIQUIDATION                                                                 (120,000,000)
                 VALUE - (36.9)% (9)
                =================================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%                                                      $  325,096,997
                =================================================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OUTSTANDING AT DECEMBER 31, 2007:

                                                                                                              UNREALIZED
                                                                                                            APPRECIATION
                                             AMOUNT     IN EXCHANGE FOR             AMOUNT   SETTLEMENT   (DEPRECIATION)
   CURRENCY CONTRACTS TO DELIVER   (LOCAL CURRENCY)            CURRENCY   (LOCAL CURRENCY)         DATE   (U.S. DOLLARS)
   ---------------------------------------------------------------------------------------------------------------------
   Brazil Real                            4,460,000         U.S. Dollar          2,498,459      3/19/08   $      20,371
   Colombian Peso                     1,295,187,000         U.S. Dollar            640,389      1/18/08             268
   Euro                                   2,109,000         U.S. Dollar          3,138,930      3/19/08          53,206
   New Turkish Lira                       1,776,000         U.S. Dollar          1,437,058      3/19/08         (33,340)
   U.S. Dollar                              138,441   Indonesian Rupiah      1,287,500,000      1/18/08          (1,461)
   U.S. Dollar                            1,386,272    Peruvian Nouveau          4,120,000      3/19/08          (4,417)
   ---------------------------------------------------------------------------------------------------------------------
                                                                                                          $      34,627
   =====================================================================================================================

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings (not covered by the report of independent registered public accounting firm):
                 Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor
                 Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (3)      Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
        (4)      Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
                 Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                 Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
        (5)      Position or portion of position represents an unfunded Senior Loan commitment outstanding at December 31, 2007.
        (6)      Negative value represents unrealized depreciation on unfunded Senior Loan commitment outstanding at December 31, 2007.
        (7)      Principal amount denominated in U.S. Dollars, unless otherwise noted.
        (8)      Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
        (9)      Borrowings and FundPreferred Shares, at Liquidation Value as a percentage of total investments are (9.2)% and (24.4)%, respectively.
        N/R      Not rated.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        ADR      American Depositary Receipt.
      Reg S      Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and
                 Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
        ARS      Argentine Peso
        BRL      Brazil Real
        COP      Colombian Peso
        EGP      Egyptian Pound
        EUR      Euro
        HUF      Hungarian Forint
        IDR      Indonesian Rupiah
        ILS      Israeli Shekel
        TRY      New Turkish Lira

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES

                                                December 31, 2007

-----------------------------------------------------------------------------
ASSETS
Investments, at value (cost $471,163,355)                        $$491,405,201
Cash denominated in foreign currencies (cost $260,776)                261,699
Cash                                                                   34,455
Unrealized appreciation on forward foreign currency exchange
  contracts                                                            73,845
Receivables:
  Dividends                                                         1,368,078
  Interest                                                          3,086,261
  Investments sold                                                    150,158
  Reclaims                                                             41,577
Other assets                                                           31,915
-----------------------------------------------------------------------------
     Total assets                                                 496,453,189
-----------------------------------------------------------------------------
LIABILITIES
Borrowings                                                         45,000,000
Unrealized depreciation on forward foreign currency exchange
  contracts                                                            39,218
Payables:
  Investments purchased                                               489,035
  Federal corporate income tax                                      5,100,000
Accrued expenses:
  Management fees                                                     240,480
  Interest on borrowings                                              223,267
  Other                                                               168,340
FundPreferred shares dividends payable                                 95,852
-----------------------------------------------------------------------------
     Total liabilities                                             51,356,192
-----------------------------------------------------------------------------
FundPreferred shares, at liquidation value                        120,000,000
-----------------------------------------------------------------------------
Net assets applicable to Common shares                           $325,096,997
=============================================================================
Common shares outstanding                                          20,202,819
=============================================================================
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)           $      16.09
=============================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------
Common shares, $.01 par value per share                          $    202,028
Paid-in surplus(1)                                                304,726,261
Undistributed (Over-distribution of) net investment income         (1,244,033)
Accumulated net realized gain (loss) from investments and
  derivative transactions                                           1,120,951
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                      20,291,790
-----------------------------------------------------------------------------
Net assets applicable to Common shares                           $325,096,997
=============================================================================
Authorized shares:
  Common                                                            Unlimited
  FundPreferred                                                     Unlimited
=============================================================================

(1) Includes retained realized long-term capital gains of $14,571,429, net of federal corporate income taxes of $5,100,000.
                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                                Year ended December 31, 2007

------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $100,071)              $  8,248,445
Interest (net of foreign tax withheld of $16,328)                  18,783,564
------------------------------------------------------------------------------
Total investment income                                            27,032,009
------------------------------------------------------------------------------
EXPENSES
Management fees                                                     4,736,947
FundPreferred shares - auction fees                                   300,001
FundPreferred shares - dividend disbursing agent fees                  12,891
Shareholders' servicing agent fees and expenses                         1,157
Interest expense on borrowings                                      2,458,159
Fees on borrowings                                                    162,250
Custodian's fees and expenses                                         199,916
Trustees' fees and expenses                                            19,652
Professional fees                                                      72,040
Shareholders' reports - printing and mailing expenses                 102,742
Stock exchange listing fees                                             9,687
Investor relations expense                                             91,404
Other expenses                                                         35,782
------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                     8,202,628
  Custodian fee credit                                                 (6,271)
  Expense reimbursement                                            (1,719,219)
------------------------------------------------------------------------------
Net expenses                                                        6,477,138
------------------------------------------------------------------------------
Net investment income                                              20,554,871
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments (net of federal corporate income taxes of
    $5,100,000 on long-term capital gains retained)                28,858,921
  Forwards                                                           (829,700)
  Foreign currencies                                                 (158,020)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                     (74,388,652)
  Forwards                                                             17,375
  Foreign currencies                                                   14,140
------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (46,485,936)
------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                         (2,389,597)
From accumulated net realized gains                                (3,757,509)
------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                      (6,147,106)
------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $(32,078,171)
==============================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS

                                               YEAR ENDED         YEAR ENDED
                                                 12/31/07           12/31/06
----------------------------------------------------------------------------
OPERATIONS
Net investment income                      $ 20,554,871       $ 19,870,974
Net realized gain (loss) from:
  Investments (net of federal corporate
    income taxes of $5,100,000 and
    $5,075,001, respectively,
    on long-term capital gains retained)     28,858,921         20,381,938
  Forwards                                     (829,700)          (108,994)
  Foreign currencies                           (158,020)           (14,318)
Change in net unrealized appreciation
  (depreciation) of:
  Investments                               (74,388,652)        39,874,652
  Forwards                                       17,375             17,252
  Foreign currencies                             14,140              1,177
Distributions to FundPreferred
  shareholders:
  From net investment income                 (2,389,597)        (2,676,452)
  From accumulated net realized gains        (3,757,509)        (2,963,239)
----------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares from
  operations                                (32,078,171)        74,382,990
----------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                  (18,143,336)       (19,796,094)
From accumulated net realized gains         (12,928,107)        (7,554,538)
----------------------------------------------------------------------------
Decrease in net assets applicable to
  Common shares from
  distributions to Common shareholders      (31,071,443)       (27,350,632)
----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
  to shareholders due to reinvestment of
  distributions                                 815,056            285,727
----------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares from
  capital share transactions                    815,056            285,727
----------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common shares               (62,334,558)        47,318,085
Net assets applicable to Common shares
  at the beginning of year                  387,431,555        340,113,470
----------------------------------------------------------------------------
Net assets applicable to Common shares
  at the end of year                       $325,096,997       $387,431,555
----------------------------------------------------------------------------
Undistributed (Over-distribution of) net
  investment income at the end of year     $ (1,244,033)      $ (1,728,586)
============================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CASH FLOWS

                                                Year ended December 31, 2007

----------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM OPERATIONS                                       $(32,078,171)
Adjustments to reconcile the net increase (decrease) in net
  assets applicable to Common shares from operations
  to net cash provided by (used in) operating activities:
  Purchases of investments                                     (263,926,804)
  Proceeds from the sales of investments                        288,582,897
  Proceeds from (Purchases of) short-term investments, net       (7,118,917)
  Amortization/(Accretion) of premiums and discounts, net          (423,100)
  (Increase) Decrease in receivable for dividends                  (300,876)
  (Increase) Decrease in receivable for interest                    574,493
  (Increase) Decrease in receivable for investments sold            188,371
  (Increase) Decrease in receivable for reclaims                     (9,863)
  (Increase) Decrease in other assets                                 1,093
  Increase (Decrease) in payable for investments purchased          489,035
  Increase (Decrease) in payable for federal corporate
  income tax                                                         24,999
  Increase (Decrease) in accrued management fees                    (25,068)
  Increase (Decrease) in interest on borrowings                      14,711
  Increase (Decrease) in accrued other liabilities                   12,233
  Increase (Decrease) in FundPreferred share dividends
  payable                                                            17,770
  Net realized (gain) loss from investments                     (28,858,921)
  Net realized (gain) loss from forwards                            829,700
  Net realized (gain) loss from foreign currencies                  158,020
  Net realized (gain) loss from paydowns                             26,275
  Net realized (gain)/loss from sink payments on
  fixed-income securities                                          (321,399)
  Change in net unrealized (appreciation) depreciation of
  investments                                                    74,388,652
  Change in net unrealized (appreciation) depreciation of
  forwards                                                          (17,375)
  Change in net unrealized (appreciation) depreciation of
  foreign currencies                                                (14,140)
  Federal corporate income taxes on retained capital gains       (5,100,000)
  Capital gain and return of capital distributions from
  investments                                                     3,177,227
----------------------------------------------------------------------------
  Net cash provided by (used in) operating activities            30,290,842
----------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                  (30,256,387)
----------------------------------------------------------------------------
  Net cash provided by (used in) financing activities           (30,256,387)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                      34,455
Cash at the beginning of year                                            --
----------------------------------------------------------------------------
CASH AT THE END OF YEAR                                        $     34,455
----------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest on borrowings during the fiscal year ended December 31, 2007, was $2,443,448.
Cash paid for federal corporate income taxes was $5,075,011.
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $815,056.
                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets debt and foreign corporate bonds") and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities, senior loans and derivative instruments are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If the pricing service is unable to supply a price for a fixed-income security, senior loan or derivative instrument the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any. Interest income also includes fee income and amendment fees, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. During the tax year ended December 31, 2007, the Fund retained $14,571,429 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $5,100,000, the net of which has been reclassified to Paid-in surplus. During the tax year ended December 31, 2006, the Fund retained $14,500,002 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $5,075,001.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board
(FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund's tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund's net assets or results of operations as of and during the fiscal year ended December 31, 2007.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2007, the character of distributions to the Fund from the REITs was 52.86% ordinary income, 27.53% long-term and short-term capital gains, and 19.61% return of REIT capital. For the fiscal year ended December 31, 2006, the character of distributions to the Fund from the REITs was 58.28% ordinary income, 22.05% long-term and short-term capital gains, and 19.67% return of REIT capital.

For the fiscal years ended December 31, 2007 and December 31, 2006, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2007 and December 31, 2006, are reflected in the accompanying financial statements.

   Notes to
   FINANCIAL STATEMENTS (continued)

FundPreferred Shares

The Fund has issued and outstanding 2,400 Series T and 2,400 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in "Realized gain (loss) on foreign currencies" and "Change in net unrealized appreciation (depreciation) of foreign currencies" on the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

Forward Foreign Currency Exchange Contracts

Generally, the Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or
(ii) when Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by the Fund. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                    YEAR                YEAR
                                                   ENDED               ENDED
                                                12/31/07            12/31/06
----------------------------------------------------------------------------
Common shares issued to shareholders
  due to reinvestment of
  distributions                                  42,661               15,035
----------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2007, aggregated $263,926,804 and $288,582,897, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2007, the cost of investments was $472,199,182.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                      $ 50,132,783
  Depreciation                                                       (30,926,764)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           $ 19,206,019
--------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund's tax year end, were as follows:

---------------------------------------------------------------------------
Undistributed net ordinary income *                               $      --
Undistributed net long-term capital gains                         1,243,596
---------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended December 31, 2007 and December 31, 2006, was designated for purposes of the dividends paid deduction as follows:

2007
---------------------------------------------------------------------------
Distributions from net ordinary income *                        $20,515,163
Distributions from net long-term capital gains **                16,685,616
---------------------------------------------------------------------------

2006
---------------------------------------------------------------------------
Distributions from net ordinary income *                        $24,569,542
Distributions from net long-term capital gains                    8,394,162
---------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Fund hereby designates this amount paid during the fiscal year ended
   December 31, 2007, as long-term capital gain dividends pursuant to the Internal Revenue Code Section 852(b)(3).

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through December 31, 2007, the Fund's tax year and, ("post-October losses") in accordance with federal income tax regulations. Post-October currency losses of $167,929 were treated as having arisen on the first day of the following year.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                        FUND-LEVEL FEE RATE
-----------------------------------------------------------------------
For the first $500 million                                        .7000%
For the next $500 million                                         .6750
For the next $500 million                                         .6500
For the next $500 million                                         .6250
For Managed Assets over $2 billion                                .6000
-----------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex-level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets debt and foreign corporate bonds. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

   Notes to
   FINANCIAL STATEMENTS (continued)

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                     YEAR ENDING
SEPTEMBER 30,                                                   SEPTEMBER 30,
-------------------------------------------------------------------------------------------------------
2003 *                             .32%                         2008                                .32%
2004                               .32                          2009                                .24
2005                               .32                          2010                                .16
2006                               .32                          2011                                .08
2007                               .32
-------------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-advisers of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-advisers on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of the Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

6. COMMITMENTS

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2007, the Fund had unfunded senior loan commitments of $1,155,420.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2007, there were no such outstanding participation commitments.

8. BORROWINGS

On August 15, 2006, the Fund entered into a commercial paper program ($45 million maximum) with CITIBANK N.A.'s conduct financing agency, CHARTA, LLC ("CHARTA"). CHARTA issues high grade commercial paper and uses the proceeds to make advances to the Fund. For the fiscal year ended December 31, 2007, the average daily balance of borrowings under the commercial paper program agreement was the full $45 million maximum allowed. The interest expense incurred on borrowings is recognized as "Interest expense on borrowings" in the Statement of Operations. The average annualized interest rate on such borrowings for the fiscal year ended December 31, 2007, was 5.46%. In addition to the interest expense, the Fund also pays a .21% per annum program fee, a .10% per annum liquidity fee and a .05% per annum dealer commission fee all of which are recognized as "Fees on borrowings" in the Statement of Operations.

9. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

10. SUBSEQUENT EVENTS

During February 2008, regularly scheduled auctions for the FundPreferred shares issued by the Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock.

These developments do not affect the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund's cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Fund's future Common share earnings may be lower than they otherwise might have been.

           Financial

           HIGHLIGHTS
      Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations
                                    ----------------------------------------------------------------
                                                              Distributions
                                                                   from Net   Distributions
                        Beginning                       Net      Investment    from Capital
                           Common                 Realized/       Income to        Gains to
                            Share          Net   Unrealized   FundPreferred   FundPreferred
                        Net Asset   Investment         Gain          Share-          Share-
                            Value    Income(a)    (Loss)(b)        holders+        holders+    Total
----------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                       $19.22        $1.02   $    (2.30)          $(.12)  $        (.19)  $(1.59)
2006                        16.88          .99         2.98            (.13)           (.15)    3.69
2005                        16.85          .83         1.00            (.09)           (.10)    1.64
2004                        15.13          .81         2.23            (.06)           (.03)    2.95
2003(c)                     14.33          .18         1.01            (.01)             --     1.18
----------------------------------------------------------------------------------------------------

                                   Less Distributions
                       ------------------------------------------

                              Net                                   Offering Costs
                       Investment    Capital                                   and      Ending
                        Income to   Gains to                         FundPreferred      Common
                           Common     Common         Tax                     Share       Share   Ending
                           Share-     Share-   Return of              Underwriting   Net Asset   Market
                          holders    holders     Capital    Total        Discounts       Value    Value
----------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                        $(.90)   $ (.64)   $      --   $(1.54)  $          --       $16.09   $14.28
2006                         (.98)     (.37)          --    (1.35)             --        19.22    21.03
2005                         (.71)     (.90)          --    (1.61)             --        16.88    16.35
2004                         (.81)     (.41)        (.01)   (1.23)             --        16.85    15.57
2003(c)                      (.18)     (.02)        (.01)    (.21)           (.17)       15.13    15.65
---------------------

                          FundPreferred Shares at End of Period             Borrowings at End of Period
                    -------------------------------------------------       ----------------------------
                      Aggregate                                               Aggregate
                         Amount           Liquidation           Asset            Amount            Asset
                    Outstanding            and Market        Coverage       Outstanding         Coverage
                          (000)       Value Per Share       Per Share             (000)       Per $1,000
--------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2007                   $120,000               $25,000       $ 92,729             45,000          $10,891
2006                    120,000                25,000        105,715             45,000           12,276
2005                    120,000                25,000         95,857                 --               --
2004                    120,000                25,000         95,718                 --               --
2003(c)                 120,000                25,000         88,414                 --               --
--------------------------------------------------------------------------------------------------------

          Total Returns                                       Ratios/Supplemental Data
       -------------------   ------------------------------------------------------------------------------------------
                                             Ratios to Average Net Assets    Ratios to Average Net Assets
                     Based          Ending    Applicable to Common Shares     Applicable to Common Shares
                        on             Net          Before Credit/                   After Credit/
                    Common          Assets           Reimbursement                 Reimbursement***
          Based      Share      Applicable   -----------------------------   -----------------------------
             on        Net       to Common                             Net                             Net    Portfolio
         Market      Asset          Shares                      Investment                      Investment     Turnover
        Value**    Value**           (000)      Expenses++        Income++      Expenses++        Income++         Rate
-----------------------------------------------------------------------------------------------------------------------
         (25.75)%    (9.00)% $     325,097          2.20%           5.06%           1.74%           5.53%            48%
          38.72      22.66         387,432          1.70            5.03            1.26            5.47             44
          16.36      10.21         340,113          1.42            4.53             .99            4.96             49
           8.04      20.44         339,446          1.50            4.74            1.06            5.19             46
           5.76       7.04         304,387          1.26*           4.51*            .87*           4.89*            28
-----------------------------------------------------------------------------------------------------------------------

*    Annualized.
**   - Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

    - The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Return on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

                                                  Total Returns
                                        ----------------------------------
                           Common                                 Based on
                     Shareholders           Based on          Common Share
                     of Record on       Market Value       Net Asset Value
--------------------------------------------------------------------------
Tax Year Ended
  12/31:
2007                  December 31             (24.47)%             (7.60)%
2006                  December 29              40.37               24.26
2005                          N/A                N/A                 N/A
2004                          N/A                N/A                 N/A
2003(c)                       N/A                N/A                 N/A

      N/A The Fund did not elect to retain a portion of its realized long-term capital gains prior to tax year ended December 31, 2006.

***   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++   - Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
     - Income ratios reflect income earned on assets attributable to FundPreferred shares and borrowings, where applicable.
     - Each ratio includes the effect of the interest expense paid on borrowings as follows:

                                     Ratio of Borrowings Interest Expense
                               to Average Net Assets Applicable to Common Shares
        ------------------------------------------------------------------------
        Year Ended 12/31:
        2007                                                           .66%
        2006                                                           .26*
        2005                                                            --
        2004                                                            --
        2003(c)                                                         --

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Net of federal corporate income taxes on long-term capital gains retained by the Fund of $0.25 and $0.25 per share for the fiscal years ended December 31, 2007 and December 31, 2006, respectively.
(c) For the period September 25, 2003 (commencement of operations) through December 31, 2003.
                                                                             See
accompanying notes to financial statements.

                            BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
- TIMOTHY R.
  SCHWERTFEGER(1)
  3/28/49                   Chairman of             1994                               Former director
  333 W. Wacker Drive       the Board               ANNUAL                             (1994-November 12, 2007),
  Chicago, IL 60606         and Board Member                                           Chairman (1996-June 30,
                                                                                       2007), Non-Executive Chairman
                                                                                       (July 1, 2007-November 12,
                                                                                       2007) and Chief Executive
                                                                                       Officer (1996-June 30, 2007)
                                                                         184           of Nuveen Investments, Inc.
                                                                                       and Nuveen Asset Management
                                                                                       and certain other
                                                                                       subsidiaries of Nuveen
                                                                                       Investments, Inc.; formerly,
                                                                                       Director (1992-2006) of
                                                                                       Institutional Capital
                                                                                       Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
- ROBERT P. BREMNER
  8/22/40                   Lead Independent        1997                 184           Private Investor and
  333 W. Wacker Drive       Board member            CLASS III                          Management Consultant.
  Chicago, IL 60606
- JACK B. EVANS
  10/22/48                                          1999                               President, The Hall-Perrine
  333 W. Wacker Drive       Board member            CLASS III                          Foundation, a private phil-
  Chicago, IL 60606                                                                    anthropic corporation (since
                                                                                       1996); Director and Vice
                                                                                       Chairman, United Fire Group,
                                                                                       a publicly held company;
                                                                                       Member of the Board of
                                                                                       Regents Companies; for the
                                                                                       State of Iowa University
                                                                                       System; Director, Gazette
                                                                                       Life Trustee of Coe College
                                                                         184           and Iowa College Foundation;
                                                                                       Member of the Advisory
                                                                                       Council of the Department of
                                                                                       Finance in the Tippie College
                                                                                       of Business, University of
                                                                                       Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly,
                                                                                       Director, Federal Reserve
                                                                                       Bank of Chicago; formerly,
                                                                                       President and Chief Operating
                                                                                       Officer, SCI Financial Group,
                                                                                       Inc., a regional financial
                                                                                       services firm.

NAME, BIRTHDATE             POSITION(S) HELD WITH   YEAR FIRST   NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               ELECTED OR   IN FUND COMPLEX       PRINCIPAL OCCUPATION(S)
                                                    APPOINTED    OVERSEEN BY           INCLUDING OTHER DIRECTORSHIPS
                                                    AND TERM(2)  BOARD MEMBER          DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
- WILLIAM C. HUNTER
  3/6/48                                            2004                               Dean, Tippie College of
  333 W. Wacker Drive       Board member            CLASS II                           Business, University of Iowa
  Chicago, IL 60606                                                                    (since July 2006); formerly,
                                                                                       Dean and Distinguished
                                                                                       Professor of Finance, School
                                                                                       of Business at the University
                                                                                       of Connecticut (2003-2006);
                                                                                       previously, Senior Vice
                                                                                       President and Director of
                                                                                       Research at the Federal
                                                                         184           Reserve Bank of Chicago
                                                                                       (1995-2003); Director (since
                                                                                       1997), Credit Research Center
                                                                                       at George Washington
                                                                                       University; Director (since
                                                                                       2004) of Xerox Corporation;
                                                                                       Director (since 2005) Beta
                                                                                       Gamma Sigma International
                                                                                       Honor Society; Director, SS&C
                                                                                       Technologies, Inc. (May
                                                                                       2005-October 2005).
- WILLIAM J. SCHNEIDER
  9/24/44                                           1997                               Chairman of Miller-Valentine
  333 W. Wacker Drive       Board member            ANNUAL                             Partners Ltd., a real estate
  Chicago, IL 60606                                                                    investment company, formerly,
                                                                                       Senior Partner and Chief
                                                                         184           Operating Officer (retired,
                                                                                       2004); Director, Dayton
                                                                                       Development Coalition;
                                                                                       formerly, Member, Business
                                                                                       Advisory Council, Cleveland
                                                                                       Federal Reserve Bank.
- JUDITH M. STOCKDALE
  12/29/47                                          1997                               Executive Director, Gaylord
  333 W. Wacker Drive       Board member            CLASS I                            and Dorothy Donnelley
  Chicago, IL 60606                                                                    Foundation (since 1994);
                                                                         184           prior thereto, Executive
                                                                                       Director, Great Lakes
                                                                                       Protection Fund (from 1990 to
                                                                                       1994).
- CAROLE E. STONE
  6/28/47                                           2007                               Director, Chicago Board
  333 W. Wacker Drive       Board member            CLASS I                            Options Exchange (since
  Chicago, IL 60606                                                                    2006); Chair New York Racing
                                                                                       Association Oversight Board
                                                                                       2005-12/2007; Commissioner,
                                                                                       New York State Commission on
                                                                                       Public Authority Reform
                                                                         184           (since 2005); formerly
                                                                                       Director, New York State
                                                                                       Division of the Budget
                                                                                       (2000-2004), Chair, Public
                                                                                       Authorities Control Board
                                                                                       (2000-2004) and Director,
                                                                                       Local Government Assistance
                                                                                       Corporation (2000-2004).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND:
- GIFFORD R. ZIMMERMAN
  9/9/56                    Chief Administrative                                        Managing Director (since
  333 W. Wacker Drive       Officer                 1988                                2002), Assistant
  Chicago, IL 60606                                                                     Secretary and Associate
                                                                                        General Counsel,
                                                                                        formerly, Vice Presi-
                                                                                        dent and Assistant
                                                                                        General Counsel, of
                                                                                        Nuveen Investments, LLC;
                                                                                        Managing Director (since
                                                                                        2002), Associate General
                                                                                        Counsel and Assistant
                                                                                        Secretary, of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President and Assistant
                                                                                        Secretary of NWQ
                                                                                        Investment Management
                                                                                        Company, LLC. (since
                                                                                        2002), Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC, and NWQ
                                                                          184           Investment Management
                                                                                        Company, LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, and Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006); Nuveen
                                                                                        HydePark Group LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Managing
                                                                                        Director, Associate
                                                                                        General Counsel and
                                                                                        Assistant Secretary of
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc. (since
                                                                                        2003); Managing Director
                                                                                        (since 2004) and
                                                                                        Assistant Secretary
                                                                                        (since 1994) of Nuveen
                                                                                        Investments, Inc.,
                                                                                        Assistant Secretary
                                                                                        (since 2003) of Symphony
                                                                                        Asset Management LLC.
- WILLIAM ADAMS IV
  6/9/55                                                                                Executive Vice President,
  333 W. Wacker Drive       Vice President          2007                                U.S. Structured Products
  Chicago, IL 60606                                                                     of Nuveen Investments,
                                                                          120           LLC, (since 1999), prior
                                                                                        thereto, Managing
                                                                                        Director of Structured
                                                                                        Investments.
- JULIA L. ANTONATOS
  9/22/63                                                                               Managing Director
  333 W. Wacker Drive       Vice President          2004                                (2002-2005), formerly
  Chicago, IL 60606                                                                     Vice President (since
                                                                          184           2002) of Nuveen
                                                                                        Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.
- CEDRIC H. ANTOSIEWICZ
  1/11/62                                                                               Managing Director, (since
  333 W. Wacker Drive       Vice President          2007                  120           2004) previously, Vice
  Chicago, IL 60606                                                                     President (1993-2004) of
                                                                                        Nuveen Investments, LLC.
- MICHAEL T. ATKINSON
  2/3/66                    Vice President                                              Vice President (since
  333 W. Wacker Drive       and Assistant           2000                  184           2002) of Nuveen
  Chicago, IL 60606         Secretary                                                   Investments, LLC.
- PETER H. D(#)ARRIGO
  11/28/67                                                                              Vice President and
  333 W. Wacker Drive       Vice President          1999                                Treasurer of Nuveen
  Chicago, IL 60606                                                                     Investments, LLC and
                                                                                        Nuveen Investments, Inc.;
                                                                                        Vice President and
                                                                                        Treasurer of Nuveen Asset
                                                                                        Management (since 2002),
                                                                                        Nuveen Investments
                                                                                        Advisers Inc. (since
                                                                                        2002); NWQ Investment
                                                                                        Management Company, LLC.
                                                                                        (since 2002); Rittenhouse
                                                                                        Asset Management, Inc.
                                                                                        (since 2003), Tradewinds
                                                                                        NWQ Global Investors, LLC
                                                                          184           (since 2006), Santa
                                                                                        Barbara Asset Management,
                                                                                        LLC (since 2006) and
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007); Treasurer of
                                                                                        Symphony Asset Management
                                                                                        LLC (since 2003);
                                                                                        formerly, Vice President
                                                                                        and Treasurer (1999-2004)
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3),
                                                                                        Chartered Financial
                                                                                        Analyst.

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- LORNA C. FERGUSON
  10/24/45                                                                              Managing Director (since
  333 W. Wacker Drive       Vice President          1998                                2004), formerly, Vice
  Chicago, IL 60606                                                                     President of Nuveen
                                                                                        Investments, LLC,
                                                                                        Managing Director (2004)
                                                                          184           formerly, Vice President
                                                                                        (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen
                                                                                        Institutional Advisory
                                                                                        Corp.(3); Managing
                                                                                        Director (since 2005) of
                                                                                        Nuveen Asset Management.
- STEPHEN D. FOY
  5/31/54                   Vice President                                              Vice President (since
  333 W. Wacker Drive       and Controller          1998                                1993) and Funds
  Chicago, IL 60606                                                                     Controller (since 1998)
                                                                                        of Nuveen Investments,
                                                                                        LLC; Vice President
                                                                                        (since 2005) of Nuveen
                                                                          184           Asset Management;
                                                                                        formerly, Vice President
                                                                                        and Funds Controller
                                                                                        (1998-2004) of Nuveen
                                                                                        Investments, Inc.;
                                                                                        Certified Public
                                                                                        Accountant.
- WALTER M. KELLY
  2/24/70                   Chief Compliance                                            Vice President (since
  333 W. Wacker Drive       Officer and             2003                                2006) formerly, Assistant
  Chicago, IL 60606         Vice President                                              Vice President and
                                                                                        Assistant General Counsel
                                                                                        (2003-2006) of Nuveen
                                                                                        Investments, LLC;
                                                                          184           Assistant Vice President
                                                                                        and Assistant Secretary
                                                                                        of the Nuveen Funds
                                                                                        (2003-2006); previously,
                                                                                        Associate (2001-2003) at
                                                                                        the law firm of
                                                                                        VedderPrice P.C.
- DAVID J. LAMB
  3/22/63                                                                               Vice President (since
  333 W. Wacker Drive       Vice President          2000                                2000) of Nuveen
  Chicago, IL 60606                                                       184           Investments, LLC;
                                                                                        Certified Public
                                                                                        Accountant.
- TINA M. LAZAR
  8/27/61                                                                               Vice President of Nuveen
  333 W. Wacker Drive       Vice President          2002                  184           Investments, LLC (since
  Chicago, IL 60606                                                                     1999).
- LARRY W. MARTIN
  7/27/51                   Vice President                                              Vice President, Assistant
  333 W. Wacker Drive       and Assistant           1988                                Secretary and Assistant
  Chicago, IL 60606         Secretary                                                   General Counsel of Nuveen
                                                                                        Investments, LLC;
                                                                                        formerly, Vice President
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Advisory Corp.
                                                                                        and Nuveen Institutional
                                                                                        Advisory Corp.(3); Vice
                                                                                        President (since 2005)
                                                                                        and Assistant Secretary
                                                                                        of Nuveen Investments,
                                                                                        Inc.; Vice President
                                                                                        (since 2005) and
                                                                                        Assistant Secretary
                                                                                        (since 1997) of Nuveen
                                                                                        Asset Management; Vice
                                                                                        President (since 2000),
                                                                                        Assistant Secretary and
                                                                          184           Assistant General Counsel
                                                                                        (since 1998) of
                                                                                        Rittenhouse Asset Manage-
                                                                                        ment, Inc.; Vice
                                                                                        President and Assistant
                                                                                        Secretary of Nuveen
                                                                                        Investments Advisers Inc.
                                                                                        (since 2002); NWQ
                                                                                        Investment Management
                                                                                        Company, LLC (since
                                                                                        2002), Symphony Asset
                                                                                        Management LLC (since
                                                                                        2003), Tradewinds Global
                                                                                        Investors, LLC, Santa
                                                                                        Barbara Asset Management
                                                                                        LLC (since 2006) and of
                                                                                        Nuveen HydePark Group,
                                                                                        LLC and Richards &
                                                                                        Tierney, Inc. (since
                                                                                        2007).

NAME, BIRTHDATE             POSITION(S) HELD WITH                 NUMBER OF PORTFOLIOS
& ADDRESS                   THE FUNDS               YEAR FIRST    IN FUND COMPLEX       PRINCIPAL
                                                    ELECTED OR    OVERSEEN              OCCUPATION(S)
                                                    APPOINTED(4)  BY OFFICER            DURING PAST 5 YEARS
OFFICERS OF THE FUND (CONTINUED):
- KEVIN J. MCCARTHY
  3/26/66                   Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Secretary           2007                                Investments, LLC (since
  Chicago, IL 60606                                                                     2007); Vice President,
                                                                                        and Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2007); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments, Inc. (since
                                                                                        2007). Prior thereto,
                                                                                        Partner, Bell, Boyd &
                                                                                        Lloyd LLP (1997-2007).
- JOHN V. MILLER
  4/10/67                                                                               Managing Director (since
  333 W. Wacker Drive       Vice President          2007                                2007), formerly, Vice
  Chicago, IL 60606                                                       184           President (2002-2007) of
                                                                                        Nuveen Investments, LLC;
                                                                                        Chartered Financial
                                                                                        Analyst.
- JAMES F. RUANE
  7/3/62                    Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2007                                Investments (since 2007);
  Chicago, IL 60606         Secretary                                                   prior thereto, Partner,
                                                                          184           Deloitte & Touche USA LLP
                                                                                        (since 2005), formerly,
                                                                                        senior tax manager (since
                                                                                        2002); Certified Public
                                                                                        Accountant.
- MARK L. WINGET
  12/21/68                  Vice President                                              Vice President, Nuveen
  333 W. Wacker Drive       and Assistant           2008                                Investments, LLC (since
  Chicago, IL 60606         Secretary                                                   2008); Vice President and
                                                                                        Assistant Secretary,
                                                                                        Nuveen Asset Management,
                                                                                        Rittenhouse Asset
                                                                                        Management, Inc., Nuveen
                                                                                        Investment Advisers Inc.,
                                                                                        Nuveen Investment
                                                                                        Institutional Services
                                                                                        Group LLC, NWQ Investment
                                                                                        Management Company, LLC,
                                                                                        Tradewinds Global
                                                                          184           Investors, LLC, NWQ
                                                                                        Holdings, LLC, Symphony
                                                                                        Asset Management LLC,
                                                                                        Santa Barbara Asset
                                                                                        Management, LLC, Nuveen
                                                                                        HydePark Group, LLC and
                                                                                        Richards & Tierney, Inc.
                                                                                        (since 2008); Vice
                                                                                        President and Assistant
                                                                                        General Counsel, Nuveen
                                                                                        Investments Inc. (since
                                                                                        2008); prior thereto,
                                                                                        Counsel, VedderPrice P.C.
                                                                                        (1997-2007).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

                                                                        NOTES

                                                                        NOTES

   OTHER USEFUL INFORMATION
QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.
You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.
CEO Certification Disclosure
The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Distribution Information
Nuveen Diversified Dividend and Income Fund (JDD) hereby designates 15.88% of dividends paid from ordinary income during 2007 as dividends qualifying for the 70% dividends received deduction for corporations and 20.73% as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS
Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.
We offer many different investing solutions for our clients' different needs. Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.
Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.
Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     EAN-B-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF
                                    Share prices
                                    Fund details
                                    Daily financial news
                                    Investor education
                                    Interactive planning tools

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors (the "Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen Diversified Dividend and Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                      AUDIT FEES BILLED   AUDIT-RELATED FEES        TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED        TO FUND (1)      BILLED TO FUND (2)   BILLED TO FUND (3)   BILLED TO FUND (4)
-----------------     -----------------   ------------------   ------------------   ------------------
December 31, 2007         $31,000                 $0                 $1,000               $7,000
                          -------                ---                 ------               ------
Percentage approved
   pursuant to
   pre-approval
   exception                    0%                 0%                     0%                   0%
                          -------                ---                 ------               ------
December 31, 2006         $29,000                 $0                 $  800               $  950
                          -------                ---                 ------               ------
Percentage approved
   pursuant to
   pre-approval
   exception                    0%                 0%                     0%                   0%

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds and Commercial Paper.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

                        AUDIT-RELATED FEES    TAX FEES BILLED TO      ALL OTHER FEES
                      BILLED TO ADVISER AND       ADVISER AND       BILLED TO ADVISER
                         AFFILIATED FUND        AFFILIATED FUND    AND AFFILIATED FUND
FISCAL YEAR ENDED       SERVICE PROVIDERS      SERVICE PROVIDERS    SERVICE PROVIDERS
-----------------     ---------------------   ------------------   -------------------
December 31, 2007              $0                     $0                   $0
                              ---                    ---                  ---
Percentage approved
   pursuant to
   pre-approval
   exception                    0%                     0%                   0%
                              ---                    ---                  ---
December 31, 2006              $0                     $0                   $0
                              ---                    ---                  ---
Percentage approved
   pursuant to
   pre-approval
   exception                    0%                     0%                   0%

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

                                             TOTAL NON-AUDIT FEES
                                             BILLED TO ADVISER AND
                                            AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                            PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                            RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                    TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL     PROVIDERS (ALL OTHER
FISCAL YEAR ENDED      BILLED TO FUND       REPORTING OF THE FUND)          ENGAGEMENTS)        TOTAL
-----------------   --------------------   ------------------------   -----------------------   ------
December 31, 2007          $8,000                     $0                         $0             $8,000
December 31, 2006          $1,750                     $0                         $0             $1,750

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, and William J. Schneider. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board. His resignation became effective on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("SC-R&M"), Wellington Management Company, LLC ("Wellington") and Symphony Asset Management, LLC ("Symphony") (NWQ, SC-R&M, Wellington and Symphony are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor each Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Advisers' proxy voting policies and procedures are summarized as follows:

NWQ

With respect to NWQ, NWQ's Proxy Voting Committee (the "Committee") is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of ISS on the voting of proxies relating to securities held on behalf of clients' accounts. Unless otherwise restricted, NWQ's Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients best interests. NWQ's Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.

NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ's judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Likewise, the Committee may determine not to recall securities on loan if negative consequences of such recall outweigh benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh benefits, in NWQ's judgment.

SC-R&M

SC-R&M may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, SC-R&M has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

To oversee and monitor the proxy-voting process, SC-R&M will establish a proxy committee and appoint a proxy administrator. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the SC-R&M's proxy voting procedures and guidelines are available upon request by contacting your client service representative.

WELLINGTON MANAGEMENT

The registrant has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management's Corporate Governance Committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

SYMPHONY

Symphony uses the proxy voting services of Institutional Shareholder Services ("ISS"). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony's interests and those of its clients.

In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the "Committee"). The Committee is composed of Symphony's Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony's fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee review how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony's client interests are being protected. When Symphony disagrees with ISS' policies with respect to certain issues, Symphony will direct the voting of its clients' proxies according to what Symphony believes is the best interests of its clients.

Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (415) 676-4000.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Security Capital Research & Management Incorporated ("SC-R&M") for a portion of the registrant's equity investments, Wellington Management Company, LLP ("Wellington Management") for a portion of the registrant's debt investments, Symphony Asset Management, LLC ("Symphony") for an additional portion of the registrant's debt investments and NWQ Investment Management Company, LLC ("NWQ") for an additional portion of the registrant's equity investments, (SC-R&M, Wellington, Symphony and NWQ are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

              ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 34 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

              KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 26 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

              KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 20 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

----------------------------------------------------------------------------------------------------------------
             Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund ("Funds")
                         Security Capital Research & Management Incorporated ("Adviser")
----------------------------------------------------------------------------------------------------------------
(a)(1)Identify portfolio
manager(s) of the              (a)(2) For each person identified in column (a)(1), provide number of accounts
Adviser to be named in         other than the Funds managed by the person within each category below and the
the Fund prospectus            total assets in the accounts managed within each category below
                               ---------------------------------------------------------------------------------
                               Registered Investment         Other Pooled
                               Companies                     Investment Vehicles        Other Accounts
                               ---------------------------------------------------------------------------------
                               Number       Total            Number      Total          Number       Total
                               of           Assets           of          Assets         of           Assets
                               Accounts     ($billions)      Accounts    ($billions)    Accounts     ($billions)
----------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr.               4          $0.9              1           $1.0          491          $1.6
----------------------------------------------------------------------------------------------------------------

Kenneth D. Statz                   4          $0.9              1           $1.0          483          $1.6
----------------------------------------------------------------------------------------------------------------

Kevin W. Bedell                    4          $0.9              1           $1.0          490          $1.6
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
             Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund ("Funds")
                         Security Capital Research & Management Incorporated ("Adviser")
----------------------------------------------------------------------------------------------------------------
(a)(1)Identify portfolio
manager(s) of the              (a)(3) PERFORMANCE FEE ACCOUNTS. For each of the categories in column (a)(2),
Adviser to be named in         provide number of accounts and the total assets in the accounts with respect to
the Fund prospectus            which the ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
----------------------------------------------------------------------------------------------------------------
                               Registered Investment         Other Pooled
                               Companies                     Investment Vehicles        Other Accounts
                               ---------------------------------------------------------------------------------
                               Number                        Number                     Number       Total
                               of           Total            of          Total          of           Assets
                               Accounts     Assets           Accounts    Assets         Accounts     ($billions)
---------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr.               -          -                 -           -               2          $0.2
----------------------------------------------------------------------------------------------------------------

Kenneth D. Statz                   -          -                 -           -               2          $0.2
----------------------------------------------------------------------------------------------------------------

Kevin W. Bedell                    -          -                 -           -               2          $0.2
----------------------------------------------------------------------------------------------------------------

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

         As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the "Funds"). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

         Responsibility for managing SC-R&M's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

         SC-R&M may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for SC-R&M or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SC-R&M may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. SC-R&M may be perceived as causing accounts it manages to participate in an offering to increase SC-R&M's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If SC-R&M manages accounts that engage in short sales of securities of the type in which the Funds invests, SC-R&M could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

         SC-R&M has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

         Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with SC-R&M's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

         The Portfolio Managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The principal form of compensation for SC-R&M's professionals is a base salary and target bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus is paid partially in cash and partially in either (a) restricted stock of SC-R&M's parent company, JPMorgan Chase & Co., which vests over a two-year period or (b) in self directed parent company mutual funds which vests over a three-year period, depending on the investment election of the professional. Actual bonus paid is a function of SC-R&M achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the Funds.

ITEM 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------
                                     $1-         $10,001-       $50,001-      $100,001-      $500,001-       over
Portfolio Manager         None       $10,000     $50,000        $100,000      $500,000       $1,000,000      $1,000,000
------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr.       X
------------------------------------------------------------------------------------------------------------------------
Kenneth D. Statz           X
------------------------------------------------------------------------------------------------------------------------
Kevin W. Bedell            X
------------------------------------------------------------------------------------------------------------------------

WELLINGTON

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

JAMES W. VALONE, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Fund since 2003. Mr. Valone joined Wellington Management as an investment professional in 1999.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

----------------------------------------------------------------------------------------------------------------
             Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund ("Funds")
                         Security Capital Research & Management Incorporated ("Adviser")
----------------------------------------------------------------------------------------------------------------
(a)(1)Identify portfolio
manager(s) of the              (a)(2) For each person identified in column (a)(1), provide number of accounts
Adviser to be named in         other than the Funds managed by the person within each category below and the
the Fund prospectus            total assets in the accounts managed within each category below
                               ---------------------------------------------------------------------------------
                               Registered Investment         Other Pooled
                               Companies                     Investment Vehicles        Other Accounts
                               ---------------------------------------------------------------------------------
                               Number       Total            Number      Total          Number       Total
                               of           Assets           of          Assets         of           Assets
                               Accounts     ($millions)      Accounts    ($millions)    Accounts     ($millions)
----------------------------------------------------------------------------------------------------------------
James W. Valone                    1          $2.8              21        $3,778.8         11          $2,148.4
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
             Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund ("Funds")
                         Security Capital Research & Management Incorporated ("Adviser")
----------------------------------------------------------------------------------------------------------------
(a)(1)Identify portfolio
manager(s) of the              (a)(3) PERFORMANCE FEE ACCOUNTS. For each of the categories in column (a)(2),
Adviser to be named in         provide number of accounts and the total assets in the accounts with respect to
the Fund prospectus            which the ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                               Registered Investment         Other Pooled
                               Companies                     Investment Vehicles        Other Accounts
                               ---------------------------------------------------------------------------------
                               Number                        Number                     Number       Total
                               of           Total            of          Total          of           Assets
                               Accounts     Assets           Accounts    Assets         Accounts     ($millions)
---------------------------------------------------------------------------------------------------------------
James W. Valone                    0          $0                 5        $241.2            2          $112.7
----------------------------------------------------------------------------------------------------------------

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

         Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's manager who is primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

         The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. The Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above. Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. The Portfolio Manager's base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. The Portfolio Manager's incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the JP Morgan Emerging Markets Bond Index Global Diversified Index Equal Weight Performing over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees. Prior to 2007, the incentive paid to the Portfolio Manager was based on the revenues earned by Wellington Management, which had no performance-related component.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Valone is a partner of the firm.

ITEM 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------
                                     $1-         $10,001-       $50,001-      $100,001-      $500,001-       over
Portfolio Manager         None       $10,000     $50,000        $100,000      $500,000       $1,000,000      $1,000,000
------------------------------------------------------------------------------------------------------------------------
James W. Valone            X
------------------------------------------------------------------------------------------------------------------------

SYMPHONY

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

LENNY MASON, CPA, Fixed-Income Portfolio Manager
Lenny is a Fixed-Income Portfolio Manager for Symphony Asset Management LLC. His responsibilities include portfolio management for Symphony's high yield and bank loan strategies and credit research for its fixed income strategies. Prior to joining Symphony in 2001, Lenny was a Managing Director in FleetBoston's Technology & Communications Group where he headed its Structuring and Advisory Team. Before joining Fleet, Lenny worked for Wells Fargo Bank's Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. Lenny has an MBA in Finance from the University of Chicago, a BS in Accounting from Babson College. Lenny is a Certified Public Accountant.

GUNTHER STEIN, Director of Fixed-Income Strategies
Gunther is a Principal and the Director of Fixed-Income Strategies at Symphony Asset Management. He has close to 20 years of investment and research experience. Gunther is responsible for all of Symphony's fixed-income strategies, in addition to portfolio management, trading, and research for the fixed-income funds. Prior to joining Symphony in 1999, Gunther was a high-yield portfolio manager at Wells Fargo. Gunther joined Wells Fargo in 1993 as an associate in its Loan Syndications & Leveraged Finance Group after completing its credit-management training program. Previously, Gunther worked for First Interstate Bank as a euro-currency deposit trader. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Gunther received an MBA from the University of Texas at Austin and a BA in Economics from the University of California at Berkeley.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY SYMPHONY
PMS
AS OF 12/31/07

                                                GUNTHER STEIN       LENNY MASON
(a) RICs
Number of accts                                            6                   6
Assets ($000s)                                    $3,072,655          $3,072,655

(b) Other pooled accts
Non-performance fee accts
Number of accts                                            7                   7

Assets ($000s)                                    $2,074,448          $2,074,448
Performance fee accts
Number of accts                                            8                   8
Assets ($000s)                                    $1,573,741          $1,573,741

(c) Other
Non-performance fee accts
Number of accts                                            2                   -

Assets ($000s)                                    $    1,370                   -
Performance fee accts
Number of accts                                            2                   -
Assets ($000s)                                    $  318,650                   -

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

         As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

ITEM 8(a)(3). FUND MANAGER COMPENSATION

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm's operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.

ITEM 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------
                                     $1-         $10,001-       $50,001-      $100,001-      $500,001-       over
Portfolio Manager         None       $10,000     $50,000        $100,000      $500,000       $1,000,000      $1,000,000
------------------------------------------------------------------------------------------------------------------------
Gunther Stein              X
------------------------------------------------------------------------------------------------------------------------

Lenny Mason                X
------------------------------------------------------------------------------------------------------------------------

NWQ

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

JON D. BOSSE, CFA, Chief Investment Officer and Portfolio Manager

Jon Bosse is Chief Investment Officer of NWQ, co-president of NWQ (since June
2006) and has been a Managing Director of NWQ since 1996.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED

                                     Jon Bosse
(a) RICs
Number of accts                                  6
Assets ($000s)                     $ 1,819,815,501

(b) Other pooled accts
Non-performance fee accts
   Number of accts                               9
   Assets ($000s)                  $   995,097,733

(c) Other
Non-performance fee accts
   Number of accts                          45,623
   Assets ($000s)                  $27,741,956,314
Performance fee accts
   Number of accts                               9
   Assets ($000s)                  $   738,008,109


     POTENTIAL MATERIAL CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

              - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

              - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

              - With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

              - The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

In addition, Merrill Lynch & Co. (and its affiliates) is an indirect investor in Nuveen and therefore is considered an affiliate of NWQ under certain federal securities laws. NWQ may have a conflict of interest due to its relationship with Merrill Lynch & Co. (and its affiliates).

ITEM 8(a)(3). FUND MANAGER COMPENSATION

NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual portfolio manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes availability of equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. Additionally, the portfolio managers have been provided compensation in conjunction with signing long-term employment agreements.

ITEM 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------
                                     $1-         $10,001-       $50,001-      $100,001-      $500,001-       over
Portfolio Manager         None       $10,000     $50,000        $100,000      $500,000       $1,000,000      $1,000,000
------------------------------------------------------------------------------------------------------------------------
Jon Bosse                  X
------------------------------------------------------------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund
             -------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                          ------------------------------------------
                           Kevin J. McCarthy
                           Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 7, 2008

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.